      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 13, 1998


                                                             FILE NOS. 333-49829


                                                                       811-08743

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2




REGISTRATION STATEMENT UNDER
   THE SECURITIES ACT OF 1933                                    [X]


   Pre-Effective Amendment No. 1                                 [X]


   Post-Effective Amendment No.                                  [ ]
                                and


REGISTRATION STATEMENT UNDER
   THE INVESTMENT COMPANY ACT OF 1940                            [X]


   Amendment No. 1                                               [X]


                          VAN KAMPEN AMERICAN CAPITAL
                              SENIOR INCOME TRUST
        (Exact Name of Registrant as Specified in Declaration of Trust)

              One Parkview Plaza, Oakbrook Terrace, Illinois 60181 (Address of Principal Executive Offices) (Zip Code)

                                 (630) 684-6000
              (Registrant's Telephone Number, including Area Code)
                              Dennis J. McDonnell
           President, Van Kampen American Capital Senior Income Trust
                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181
                    (Name and Address of Agent for Service)

                                   Copies to:

                             Wayne W. Whalen, Esq.
                              Thomas A. Hale, Esq.
                             Skadden, Arps, Slate,
                           Meagher & Flom (Illinois)
                              333 W. Wacker Drive
                            Chicago, Illinois 60606
                          Pierre de Saint Phalle, Esq.
                             Davis Polk & Wardwell
                              450 Lexington Avenue
                            New York, New York 10017
                             Thomas A. DeCapo, Esq.
                             Skadden, Arps, Slate,
                               Meagher & Flom LLP
                               One Beacon Street
                                Boston, MA 02108
                             Ronald A. Nyberg, Esq.
                           Executive Vice President,
                          General Counsel and Director
                          Van Kampen American Capital
                           Investment Advisory Corp.
                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181

     Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]
                               ------------------
                   CALCULATION OF REGISTRATION FEE UNDER THE
                             SECURITIES ACT OF 1933


==========================================================================================================================
                                                                    PROPOSED            PROPOSED
                                                  AMOUNT OF          MAXIMUM            MAXIMUM             AMOUNT OF
             TITLE OF SECURITIES                SHARES BEING     OFFERING PRICE        AGGREGATE          REGISTRATION
              BEING REGISTERED                  REGISTERED(1)     PER SHARE(2)    OFFERING PRICE(1)(2)       FEE(3)
--------------------------------------------------------------------------------------------------------------------------
Common Shares of Beneficial Interest.........     6,900,000          $10.00           $69,000,000            $20,355
==========================================================================================================================


(1) Includes 900,000 shares subject to the Underwriters' over-allotment option.
(2) Estimated solely for the purpose of calculating the registration fee.

(3) Previously paid.


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
================================================================================

                VAN KAMPEN AMERICAN CAPITAL SENIOR INCOME TRUST

                             CROSS REFERENCE SHEET
                            PURSUANT TO RULE 404(C)


ITEM NUMBER, FORM N-2                                                  CAPTION IN PROSPECTUS
---------------------                                                  ---------------------
Part A
 1.  Outside Front Cover....................................  Cover Page
 2.  Inside Front and Outside Back Cover Page...............  Cover Page; Inside Front Cover; Outside
                                                              Back Cover
 3.  Fee Table and Synopsis.................................  Fund Expenses; Prospectus Summary
 4.  Financial Highlights...................................  Not Applicable
 5.  Plan of Distribution...................................  Cover Page; Use of Proceeds;
                                                              Underwriters; Dividend Reinvestment
                                                              Plan
 6.  Selling Shareholders...................................  Not Applicable
 7.  Use of Proceeds........................................  Use of Proceeds; Investment Objective
                                                              and Policies and Special Risk Factors
 8.  General Description of the Registrant..................  The Fund; Investment Objective and
                                                              Policies and Special Risk Factors;
                                                              Investment Practices and Special Risks;
                                                              Description of Capital Structure
 9.  Management.............................................  Management of the Fund; Custodian,
                                                              Dividend Disbursing and Transfer Agent
10.  Capital Stock, Long-Term Debt and Other Securities.....  The Fund; Taxation; Distributions;
                                                              Dividend Reinvestment Plan; Repurchase
                                                              of Shares; Description of Capital
                                                              Structure
11.  Defaults and Arrears on Senior Securities..............  Not Applicable
12.  Legal Proceedings......................................  Not Applicable
13.  Table of Contents of the Statement of Additional
     Information............................................  Table of Contents of the Statement of
                                                              Additional Information

                                                                          CAPTION IN SAI
                                                                          --------------
Part B
14.  Cover Page.............................................  Cover Page
15.  Table of Contents......................................  Cover Page
16.  General Information and History........................  Not Applicable
17.  Investment Objective and Policies......................  Investment Objective and Policies and
                                                              Special Risk Factors; Investment
                                                              Restrictions; Portfolio Transactions
18.  Management.............................................  Trustees and Officers
19.  Control Persons and Principal Holders of Securities....  Trustees and Officers
20.  Investment Advisory and Other Services.................  Trustees and Officers; Management of
                                                              the Fund
21.  Brokerage Allocation and Other Practices...............  Portfolio Transactions
22.  Tax Status.............................................  Taxation
23.  Financial Statements...................................  Independent Accountants' Report;
                                                              Statement of Assets and Liabilities as
                                                              of             , 1998; Notes to
                                                              Statement of Assets and Liabilities


Part C

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

PRELIMINARY PROSPECTUS (Subject to Completion)

Dated May 13, 1998


                            6,000,000 Common Shares


                          Van Kampen American Capital
                              Senior Income Trust
                            ------------------------


    Van Kampen American Capital Senior Income Trust (the "Fund") is a non-diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in a professionally managed portfolio of interests in floating or variable rate senior loans ("Senior Loans") to corporations, partnerships and other entities ("Borrowers") which operate in a variety of industries and geographical regions. Although the Fund's net asset value will vary, the Fund's policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize fluctuations in the Fund's net asset value as a result of changes in interest rates. The Fund's net asset value may be affected by changes in the credit quality of Borrowers with respect to Senior Loan interests in which the Fund invests. Fluctuations in net asset value may be magnified as a result of the Fund's use of leverage. In addition, the Fund's use of leverage may affect the Fund's ability to make distributions. The Fund's investment adviser is Van Kampen American Capital Investment Advisory Corp. (the "Adviser"). An investment in the Fund may not be appropriate for all investors and there is no assurance that the Fund will achieve its investment objective. See "Investment Objective and Policies and Special Risk Factors."



    The Fund is offering common shares of beneficial interest, par value $0.01 per share ("Common Shares"). Prior to this offering, there has been no market for the Fund's Common Shares. The Fund's Common Shares have been approved for listing on the New York Stock Exchange under the symbol "VVR" subject to official notice of issuance. The shares of closed-end investment companies, such as the Fund, frequently trade at a discount to their net asset values. Investors in this offering should note that the Common Shares may likewise trade at a discount to net asset value. This risk may be greater for investors expecting to sell their Common Shares in a relatively short period after completion of the public offering.


    Common Shares of the Fund are not deposits or obligations of, nor guaranteed or endorsed by, any bank or depository institution; further, the Common Shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Common Shares of the Fund involve investment risks, including the possible loss of principal.
                            ------------------------


                              PRICE $10.00 A SHARE

                            ------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.


                                                PRICE TO                                        PROCEEDS TO
                                                 PUBLIC               SALES LOAD(1)               FUND(2)
                                                --------              -------------             -----------
Per Common Share.......................          $10.00                   $0.00                    $10.00
Total(3)...............................            $                      $0.00                      $


                                              (Footnotes on the following page.)

                            ------------------------


    The Common Shares are offered by the Underwriters, subject to prior sale, when, as and if delivered to and accepted by the Underwriters, and subject to their right to reject orders in whole or in part. It is expected that delivery of the Common Shares will be made in book-entry form through the facilities of
The Depository Trust Company on or about         , 1998.


                            ------------------------



                           MORGAN STANLEY DEAN WITTER


A.G. EDWARDS & SONS, INC.               ADVEST, INC.          ROBERT W. BAIRD & CO.
                                                                       Incorporated
DAIN RAUSCHER WESSELS              FAHNESTOCK & CO. INC.          FIRST OF MICHIGAN
 A Division of Dain Rauscher                                            CORPORATION
Incorporated
GRUNTAL & CO., L.L.C.             INTERSTATE/JOHNSON LANE   JANNEY MONTGOMERY SCOTT
                                        Corporation                            INC.
LEGG MASON WOOD WALKER               McDONALD & COMPANY             RAYMOND JAMES &
Incorporated                          Securities, Inc.             ASSOCIATES, INC.


                            ------------------------


       , 1998.


     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY STATE.

    CERTAIN PERSONS PARTICIPATING IN THIS OFFERING MAY ENGAGE IN TRANSACTIONS THAT STABILIZE OR MAINTAIN THE MARKET PRICE OF THE COMMON SHARES AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SPECIFICALLY, THE UNDERWRITERS MAY OVER-ALLOT IN CONNECTION WITH THIS OFFERING, AND MAY BID FOR, AND PURCHASE, THE COMMON SHARES ON THE NEW YORK STOCK EXCHANGE OR OTHERWISE IN THE OPEN MARKET. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "UNDERWRITERS." STABILIZATION, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.


    Until       all dealers effecting transactions in the registered securities, whether or not participating in this distribution, may be required to deliver a prospectus. This is in addition to the obligation of dealers to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                            ------------------------


    Senior Loans in which the Fund may invest generally will pay interest at rates which are periodically redetermined on the basis of a base lending rate plus a premium. These base lending rates are generally the Prime Rate offered by one or more major United States banks, the London Inter-Bank Offered Rate, the Certificate of Deposit rate or other base lending rates used by commercial lenders. Senior Loans generally will hold the most senior position in the capital structure of the Borrowers and generally will be secured with specific collateral, which may include guarantees, although the Fund may also invest in Senior Loans that are not secured by any collateral. The terms of Senior Loans typically will include various restrictive covenants which are designed to limit certain activities of the Borrowers. It is anticipated that the proceeds of the Senior Loans in which the Fund will acquire interests will be used primarily to finance leveraged buyouts, recapitalizations, mergers, acquisitions, and stock repurchases and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. See "Investment Objective and Policies and Special Risk Factors."



    Senior Loans in which the Fund will invest generally will have a claim on the assets of an issuer senior to that of subordinated debt, preferred stock and common stock of such issuer and frequently will be secured by specific collateral, which may include guarantees. Senior Loans in which the Fund may invest generally will not be registered with the Securities and Exchange Commission or listed on any national securities exchange, and there is no express limitation on the percentage of the Fund's assets that may be invested in illiquid securities. See "Investment Objective and Policies and Special Risk Factors -- Special Risk Considerations."



    Within approximately three months of the date of this Prospectus, the Fund currently intends to offer preferred shares or to borrow money for investment purposes or both. The issuance of preferred shares or borrowing by the Fund will result in financial leverage. Leverage is a speculative technique which involves the opportunity for enhanced income but also involves special risks. Use of leverage may increase the volatility of changes in the net asset value and the market price of, and the distributions paid on, the Common Shares. There can be no assurance that the Fund will be able to issue preferred shares or to borrow on terms acceptable to the Fund. See "Investment Objectives and Policies and Special Risk Factors -- Special Risk Considerations" and "Description of Capital Structure."



    This Prospectus sets forth concisely information that a prospective investor should know before investing in the Common Shares of the Fund. Please read and retain this Prospectus for future reference. A Statement of Additional
Information dated            , 1998, has been filed with the Securities and
Exchange Commission ("SEC") and can be obtained without charge by calling 1-800-341-2929. A table of contents to the Statement of Additional Information is located at page 38 of this Prospectus. This Prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information has been filed with the SEC and is available along with other Fund-related materials at the SEC's internet web site (http://www.sec.gov).


                            ------------------------

(Footnotes from the previous page.)

(1) The Fund and the Adviser have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Morgan Stanley Dean Witter & Co. or one of its affiliates (not the Fund) will pay the Underwriters out of its own assets compensation in the gross amount of 4% of the initial public offering price per share of Common Shares, in connection with the sale of Common Shares in this offering.


(2) Before deducting organizational and offering expenses payable by the Fund,
    estimated at       and       , respectively. Organizational expenses will be
    capitalized initially and amortized as described in the footnotes to the Fund's Statement of Assets and Liabilities in the Statement of Additional Information. Offering expenses will be deducted from net proceeds.


(3) The Fund has granted the Underwriters options, exercisable up to 45 days from the date hereof, to purchase up to an aggregate of 900,000 additional Common Shares at the price to the public for the purpose of covering over-allotments, if any. If the Underwriters exercise such options in full, the total price to the public, sales load and proceeds to the Fund (before deducting organizational and offering expenses payable by the Fund) will be
    $         , $         and $         , respectively. See "Underwriters."

                               TABLE OF CONTENTS



                                                                PAGE
                                                                ----
Fund Expenses...............................................      4
Prospectus Summary..........................................      5
The Fund....................................................     11
Use of Proceeds.............................................     11
Investment Objective and Policies and Special Risk
  Factors...................................................     11
Investment Practices and Special Risks......................     21
Taxation....................................................     25
Management of the Fund......................................     26
Distributions...............................................     28
Dividend Reinvestment Plan..................................     28
Repurchase of Shares........................................     29
Description of Capital Structure............................     31
Underwriters................................................     36
Custodian, Dividend Disbursing and Transfer Agent...........     37
Legal Opinions..............................................     37
Experts.....................................................     37
Additional Information......................................     38
Table of Contents for the Statement of Additional
  Information...............................................     38


  NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE FUND'S ADVISER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY OTHER THAN THE COMMON SHARES OFFERED BY THIS PROSPECTUS, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY THE COMMON SHARES BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

                                 FUND EXPENSES


  The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund.


SHAREHOLDER TRANSACTION EXPENSES
  Sales Load (as a percentage of offering price).........................................................       None
  Dividend Reinvestment Plan Fees........................................................................       None
ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES)*
  Investment Advisory Fee................................................................................      0.85%
  Interest Payments on Borrowed Funds....................................................................      0.00%
  Other Expenses
     Administration Fee.......................................................................      0.20%
     Other Operating Expenses.................................................................      0.22%
                                                                                                ---------
       Total Other Expenses..............................................................................      0.42%
                                                                                                           ---------
  Total Annual Operating Expenses........................................................................      1.27%



  *See "Management of the Fund" for additional information about the investment advisory fee and the administration fee. In the event that the Fund utilizes leverage by borrowing an amount equal to 33 1/3% of the Fund's total assets (including the proceeds of such leverage) under current market conditions, the Fund estimates that annual operating expenses (as a percentage of net assets attributed to Common Shares) would be approximately as follows: Investment Advisory Fee 1.27%; Interest Payments on Borrowed Funds 3.08%; Administration Fee 0.30%; Other Operating Expenses 0.30%; and Total Annual Operating Expenses 4.95%. See "Investment Objective and Policies and Special Risk Factors -- Special Risk Considerations" and "Description of Capital Structure." "Other Operating Expenses" have been estimated.


EXAMPLE

  An investor would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:


                                           ONE YEAR         THREE YEARS         FIVE YEARS         TEN YEARS
                                           --------         -----------         ----------         ---------
Assuming No Leverage...................      $13               $ 39                $ 68              $148
Assuming Borrowings Representing
  33 1/3% of Total Assets..............      $50               $148                $246              $493



  This "Example" assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed under Total Annual Operating Expenses remain the same in the years shown except for amounts for the Three Years, Five Years and Ten Years periods which are after completion of organization expense amortization. The above tables and the assumptions in the Example of a 5% annual return and reinvestment at net asset value are required by regulation of the SEC; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Common Shares. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                               PROSPECTUS SUMMARY



  The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and the Statement of Additional Information.


  THE FUND. Van Kampen American Capital Senior Income Trust (the "Fund") is a non-diversified, closed-end management investment company, organized as a Massachusetts business trust on April 8, 1998.


  INVESTMENT OBJECTIVE AND POLICIES. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in a professionally managed portfolio of interests in floating or variable rate senior loans ("Senior Loans") to corporations, partnerships and other entities ("Borrowers") which operate in a variety of industries and geographical regions (including domestic and foreign entities). Although the Fund's net asset value will vary, the Fund's policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize fluctuations in the Fund's net asset value as a result of changes in interest rates. Senior Loans in which the Fund will purchase interests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally the prime rate offered by one or more major United States banks ("Prime Rate"), the London Inter-Bank Offered Rate ("LIBOR"), the Certificate of Deposit ("CD") rate or other base lending rates used by commercial lenders. The Fund's net asset value may be affected by changes in the credit quality of Borrowers with respect to Senior Loan interests in which the Fund invests. Fluctuations in net asset value may be magnified as a result of the Fund's use of leverage. In addition, the Fund's use of leverage may affect the Fund's ability to make distributions. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objective.


  Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions ("Lenders") represented in each case by one or more such Lenders acting as agent ("Agent") of the several Lenders. On behalf of the several Lenders, the Agent will be primarily responsible for negotiating the loan agreement ("Loan Agreement") that establishes the relative terms and conditions of the Senior Loan and rights of the Borrower and the several Lenders. The Fund may invest in participations ("Participations") in Senior Loans, may purchase assignments ("Assignments") of portions of Senior Loans from third parties and may act as one of the group of Lenders originating a Senior Loan (an "Original Lender"). The Fund will purchase an Assignment or act as Original Lender with respect to a syndicated Senior Loan, initially, only where the Agent with respect to the Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor's Ratings Group ("S&P") or Baa or P-3 or higher by Moody's Investors Service, Inc. ("Moody's")) or determined by the Adviser to be of comparable quality.


  In normal market conditions, at least 80% of the Fund's total assets will be invested in Senior Loans (either as an Original Lender or as a purchaser of an Assignment or Participation) of domestic borrowers or foreign borrowers (so long as Senior Loans to such foreign borrowers are U.S. dollar denominated and payments of interest and repayments of principal pursuant to such Senior Loans are required to be made in U.S. dollars). It is anticipated that the proceeds of the Senior Loans in which the Fund will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions and stock repurchases and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. Senior Loans have the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with other senior securities of the Borrower. Senior Loans generally are secured by specific collateral, which may include guarantees. The Fund may invest up to 20% of its total assets in interests in Senior Loans which are not secured by any collateral. The Fund may also acquire warrants, equity securities and, in limited circumstances, junior debt securities in connection with its investments in Senior Loans. Such equity securities and junior debt securities will not be treated by the Fund as Senior Loans. Investment in Senior Loans which are not secured by specific collateral and in warrants, equity securities and junior debt securities entails certain risks in addition to those associated with investment in collateralized Senior Loans.

  The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. It is currently anticipated that the Fund's assets invested in Senior Loans will consist of Senior Loans with stated maturities of between three and ten years, inclusive, and with rates of interest which are redetermined either daily, monthly, quarterly or semi-annually; provided, however, that the Fund may invest up to 5% of its total assets in Senior Loans which permit the Borrower to select an interest rate redetermination period of up to one year. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in the Fund's net asset value as a result of changes in interest rates. The Senior Loans in the Fund's portfolio will at all times have a dollar-weighted average time until next interest rate redetermination of 90 days or less. Because of prepayment provisions, the actual remaining maturity of Senior Loans may vary substantially from the stated maturity of such loans. The Fund estimates actual maturity of Senior Loans in the portfolio will be approximately 18-24 months.


  Senior Loans historically have not been rated by nationally recognized statistical rating organizations. The Fund may invest in Senior Loans, the Borrowers with respect to which have outstanding debt securities which are rated below investment grade by a nationally recognized statistical rating organization or are unrated but of comparable quality to such securities. Debt securities rated below investment grade, or unrated but of comparable quality, commonly are referred to as "junk bonds." The Fund will invest only in those Senior Loans with respect to which the Borrower, in the opinion of the Adviser, demonstrates one or more of the following characteristics: sufficient cash flow to service debt; adequate liquidity; successful operating history; strong competitive position; experienced management; and, with respect to collateralized Senior Loans, adequate collateral coverage of the Senior Loan. In addition, the Adviser will consider, and may rely in part, on analyses performed by Lenders other than the Fund.


  During normal market conditions, the Fund may invest up to 20% of its total assets (including assets maintained by the Fund as a reserve against any additional loan commitments) in (i) high quality, short-term debt securities with remaining maturities of one year or less and (ii) warrants, equity securities and, in limited circumstances, junior debt securities acquired in connection with the Fund's investments in Senior Loans. If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Fund may, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, invest up to 100% of its assets in cash and such high quality, short-term securities. The Fund may also lend its portfolio securities to other parties and may enter into repurchase and reverse repurchase agreements for securities, subject to certain restrictions. For further discussion of the Fund's investment objective and policies and its investment practices and the associated considerations, see "Investment Objective and Policies and Special Risk Factors" and "Investment Practices and Special Risks."



  THE OFFERING. The Fund is offering 6,000,000 common shares of beneficial interest, par value $.01 per share (the "Common Shares"), through a group of underwriters (the "Underwriters") represented by Morgan Stanley & Co. Incorporated, A.G. Edwards & Sons, Inc., Advest, Inc., Robert W. Baird & Co. Incorporated, Dain Rauscher Wessels, Fahnestock & Co. Inc., First of Michigan Corporation, Gruntal & Co. Inc., Interstate/Johnson Lane Corporation, Janney Montgomery Scott Inc., Legg Mason Wood Walker, Incorporated, McDonald & Company Securities, Inc. and Raymond James & Associates, Inc. The Underwriters have been granted options to purchase up to 900,000 additional Common Shares solely to cover over-allotments, if any. The initial public offering price is $10.00 per share. The minimum purchase in this offering is 100 shares.



  Morgan Stanley Dean Witter & Co. or one of its affiliates has agreed to pay the Underwriters out of its own assets, compensation in the gross amount of $0.40 per Common Share (4% of the public offering price per Common Share) or
$       in the aggregate ($       assuming that the Underwriters exercise their
over-allotment options in full) for all Common Shares covered by this Prospectus. See "Underwriters."



  The aggregate number of Common Shares offered in the offering may increase prior to the consummation of the offering.



  LISTING AND SYMBOL. The Fund's Common Shares have been approved for listing on the New York Stock Exchange under the symbol "VVR" subject to official notice of issuance.

  PROPOSED LEVERAGE. To seek to increase the yield on the Common Shares, the Fund currently intends, within approximately three months of the date of this Prospectus, to utilize financial leverage by borrowing for investment purposes in an amount representing up to approximately 33 1/3% of the Fund's total assets immediately after such borrowing. The Fund may also utilize financial leverage by offering preferred shares of beneficial interest (the "Preferred Shares"). (Collectively, the Common Shares and the Preferred Shares are referred to as the "Shares"). The timing of any Preferred Shares offering or borrowing and the terms thereof will be determined by the Fund's Board of Trustees. Issuance of the Preferred Shares or borrowing will result in financial leveraging, which involves special risks. For example, the Fund's use of leverage may increase the volatility of changes in the net asset value and the market price of, and the distributions paid on, the Common Shares and under certain circumstances, the Fund's use of leverage may impair the ability of the Fund to maintain its qualification, for federal income tax purposes, as a regulated investment company. See "Investment Objective and Policies and Special Risk Factors -- Special Risk Considerations."



  INVESTMENT ADVISER. Van Kampen American Capital Investment Advisory Corp. (the "Adviser"), a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("VKAC"), is the Fund's investment adviser. The Adviser also serves as investment adviser to the Van Kampen American Capital Senior Floating Rate Fund and to the Van Kampen American Capital Prime Rate Income Trust, each a closed-end investment company engaged in a continuous offering with investment objectives and policies substantially similar to those of the Fund. As of March 30, 1998, the Van Kampen American Capital Prime Rate Income Trust had over $7.0 billion in assets. See "Management of the Fund."


  ADMINISTRATOR. VKAC is the Fund's administrator (the "Administrator"). See "Management of the Fund."


  FEES AND EXPENSES. The Fund will pay the Adviser a monthly fee (accrued daily and paid monthly) computed based upon an annual rate of 0.85% applied to the average daily managed assets of the Fund (which for purposes of determining such fee, shall mean the average daily gross asset value of the Fund, minus the sum of accrued liabilities other than the aggregate amount of any borrowings undertaken by the Fund). The Fund will pay the Administrator a monthly fee (accrued daily and paid monthly) computed based upon an annual rate of 0.20% applied to the average daily managed assets of the Fund (as defined). Because leverage will increase the amount of the Fund's total assets, the Fund will pay a greater amount of advisory and administrative fees when leverage is utilized. See "Management of the Fund."



  DISTRIBUTIONS. The Fund's policy will be to make monthly distributions to holders of Common Shares of substantially all net investment income of the Fund remaining after the payment of dividends on any outstanding Preferred Shares. Holders of the Common Shares and holders of the Preferred Shares are referred to as Common Shareholders and Preferred Shareholders, respectively and are sometimes referred to collectively as Shareholders. Distributions to Common Shareholders cannot be assured, and the amount of each monthly distribution is likely to vary. Net realized long-term capital gains, if any, are distributed to Common Shareholders at least annually. Initial distributions to Common Shareholders are expected to be declared approximately 30 days after the completion of this offering and will be paid approximately 30 days after declaration. Until such time as the Fund is fully invested, distributions will be less than they might otherwise be. See "Distributions," "Taxation," "Dividend Reinvestment Plan" and "Use of Proceeds."



  DIVIDEND REINVESTMENT PLAN. The Fund has established a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have all dividends and capital gain distributions on Common Shares automatically reinvested in additional Common Shares purchased in the open market. Unless a Common Shareholder elects to participate in the Plan, such Common Shareholder will receive distributions of dividends and capital gains in cash.



  REPURCHASE OF SHARES; POSSIBLE CONVERSION TO OPEN-END STATUS. The Board of Trustees of the Fund will consider on a quarterly basis, in consultation with the Adviser, making a tender offer for or open market share repurchases of Common Shares to seek to reduce any discount in the market price of the Common Shares from the net asset value thereof. There can be no assurance that the Fund will undertake a tender offer or effect repurchases of any of its Common Shares or that, if undertaken, such tender offers or repurchases will reduce or eliminate any such discount from net asset value. The Fund may be converted to an open-end investment company at any time with the approval of (a) a majority of the Trustees, including the approval by a majority of the disinterested Trustees of the Fund, and (b) the lesser of (i) 67% or more of the Fund's Common Shares and Preferred Shares, each voting as a class, present at a meeting at which holders of more than 50% of the outstanding Shares of each class are present in person or by proxy or (ii) more than 50% of the outstanding Common Shares and Preferred Shares, each voting as a class. See "Repurchase of Shares" and "Description of Capital Structure -- Conversion to Open-End Fund."


  CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company will act as custodian, and Boston Equiserve L.P. will act as dividend disbursing and transfer agent for the Fund. See "Custodian, Dividend Disbursing and Transfer Agent."

  SPECIAL RISK CONSIDERATIONS. No Operating History. The Fund is a closed-end investment company with no history of operations and is designed primarily for long-term investors and not as a trading vehicle.


  Market Price of Common Shares. The shares of closed-end investment companies often trade at a discount from their net asset value, and the Fund's Common Shares may likewise trade at a discount from net asset value. The trading price of the Fund's Common Shares may be less than the public offering price. This risk may be greater for investors expecting to sell their Common Shares in a relatively short period after completion of the public offering.



  Effects of Leverage. The issuance of Preferred Shares and the use of borrowing for investment purposes are forms of financial leverage, and as such will pose certain risks for Common Shareholders, including the possibility of higher volatility of the net asset value and market value of, and distributions paid on, the Common Shares. See "Investment Objective and Policies and Special Risk Factors -- Special Risk Considerations."


  As long as the Fund is able to invest the proceeds of any Preferred Shares offering or borrowing in securities that provide a higher net return than the then current dividend rate of the Preferred Shares or interest rate on the borrowing after taking into account the expenses of the Preferred Shares offering or borrowing and the Fund's operating expenses, the effect of leverage will be to cause the Common Shareholders to realize a higher current rate of return than if the Fund were not leveraged. However, if the current dividend rate of the Preferred Shares or interest rate on the borrowing were to approach the return on such proceeds after expenses, the benefit of leverage to Common Shareholders would be reduced, and if the current dividend rate of the Preferred Shares or interest rate on the borrowing were to exceed such net return, the Fund's leveraged capital structure would result in a lower rate of return to the Common Shareholders than if the Fund had an unleveraged capital structure.

  During any annual period when the Fund's net investment income and undistributed net realized capital gains are insufficient to pay the dividends then due on any outstanding Preferred Shares, the failure to pay dividends on the Preferred Shares would preclude the Fund from paying dividends on the Common Shares until such dividends on the Preferred Shares have been paid or provided for. The terms of any borrowing may preclude the Fund from paying dividends on the Common Shares at any time that the Fund is not current in the payment of interest or repayment of principal on such borrowing. In addition, under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration and after deducting the amount of such dividend or distribution, the Fund is in compliance with the asset coverage requirements of the 1940 Act. Such prohibition on the payment of dividends or distributions might impair the ability of the Fund to maintain its qualification, for federal income tax purposes, as a regulated investment company. The Fund intends, however, to the extent possible to purchase or redeem Preferred Shares or to repay borrowings from time to time if necessary to maintain compliance with such asset coverage requirements. See "Taxation" and "Description of Capital Structure."


  If there are no Preferred Shares issued and outstanding, Common Shareholders will elect all of the Trustees of the Fund. If there are Preferred Shares issued and outstanding, holders of the Preferred Shares will elect two Trustees. Under the 1940 Act, upon failure by the Fund to pay dividends on the Preferred Shares in an amount equal to two full years' dividends arrearage, the holders of the Preferred Shares shall be entitled to elect a majority of the Board of Trustees until all such dividends arrearage has been paid or provided for.

  The lenders with respect to any borrowing by the Fund may be entitled to elect a majority of the Board of Trustees if certain asset coverage requirements are not maintained. Failure to maintain asset coverage may also result in a default under the terms of any borrowing. In addition, the terms of any Preferred Shares or borrowing may entitle holders of the Preferred Shares or lenders, as the case may be, to elect a majority of the Board of Trustees in certain other circumstances. See "Description of Capital Structure."


  Senior Loans. Senior Loans in which the Fund will invest generally will not be rated by a nationally recognized statistical rating organization, will not be registered with the SEC or any state securities commission and generally will not be listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for more widely rated, registered and exchange-listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical abilities of the Adviser than would be the case for an investment company that invests primarily in more widely rated, registered or exchange-listed securities. See "Investment Objective and Policies and Special Risk Factors."



  Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market may exist for many of the Senior Loans in which the Fund will invest. Senior Loans are thus relatively illiquid, which illiquidity may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Liquidity relates to the ability of the Fund to sell an investment in a timely manner. The market for relatively illiquid securities tends to be more volatile than the market for liquid securities. Because a substantial portion of the Fund's assets may be invested in relatively illiquid Senior Loan interests, the ability of the Fund to dispose of its investments in Senior Loans in a timely fashion and at a fair price may be restricted, and the Fund and holders of Common Shares may suffer capital losses as a result. However, many of the Senior Loans in which the Fund expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which should, in the Adviser's opinion, enhance the relative liquidity of such interests. The risks associated with illiquidity are particularly acute in situations where the Fund's operations require cash, such as when the Fund tenders for its Common Shares or when the Adviser considers it advantageous to increase the percentage of the Fund's portfolio invested in high quality, short-term securities, and may in certain circumstances result in the Fund engaging in borrowings to meet short-term cash requirements. See "Investment Objective and Policies and Special Risk Factors."



  Credit Risks Associated with Investments in Participations. The Fund will purchase Participations in Senior Loans. With respect to any given Senior Loan, the terms of Participations may result in the Fund having rights which differ from, and are more limited than, the rights of Lenders or of persons who acquire such interests by Assignment. Participations typically will result in the Fund having a contractual relationship with the Lender selling the Participation, but not with the Borrower. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of such Lender, and may not have any exclusive or senior claim with respect to such Lender's interest in, or the collateral with respect to, the Senior Loan. As such, the Fund may incur the credit risk of the Lender selling the Participation in addition to the credit risk of the Borrower with respect to the Senior Loan when purchasing Participations and may not benefit directly from the security provided by any collateral supporting the Senior Loan with respect to which such Participation was sold. The Fund has implemented measures designed to reduce such risk but no assurances can be given as to their effectiveness. The Fund may pay a fee or forgo a portion of interest payments when acquiring Participations or Assignments. See "Investment Objective and Policies and Special Risk Factors."


  Credit Risks Associated with Senior Loans. Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Fund. Although Senior Loans in which the Fund will invest may be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a Senior Loan. See "Investment Objective and Policies and Special Risk Factors."


  Certain Investment Practices. The Fund may use various investment practices that involve special considerations including lending its portfolio securities, entering into when-issued and delayed delivery transactions and entering into repurchase and reverse repurchase agreements. In addition, the Fund has the authority to engage in interest rate and other hedging and risk management transactions. For further discussion of these practices and associated special considerations, see "Investment Practices and Special Risks."


  Non-Diversification. The Fund has registered as a "non-diversified" investment company so that it will be able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower or Participations purchased from a single Lender. The Fund does not intend to invest, however, more than 5% of the value of its assets in interests in Senior Loans of a single Borrower. To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence. See "Investment Objective and Policies and Special Risk Factors" and "The Fund."



  Percentage of Assets in Participations. The Fund may invest up to 100% of its assets in Participations. The Lenders selling Participations and other persons interpositioned between the Lenders and the Fund with respect to Participations will likely conduct their principal business activities in the bank, finance and financial services industries. Because the Fund may invest a relatively high percentage of its assets in such Participations, the Fund may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting such industries. The Fund has taken measures which it believes reduce its exposure to such risk but no assurances can be given as to their effectiveness. See "Investment Objective and Policies and Special Risk Factors" and "Investment Restrictions" in the Statement of Additional Information.



  Investment in Non-U.S. Issuers. The Fund may invest in Senior Loans to Borrowers that are organized or located in countries other than the United States, provided that such Senior Loans are denominated in U.S. dollars and provide for the payment of interest and repayment of principal in U.S. dollars. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity.


  Anti-Takeover Provisions. The Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board of Trustees. See "Description of Capital Structure -- Anti-Takeover Provisions in the Declaration of Trust."

                                    THE FUND



  Van Kampen American Capital Senior Income Trust (the "Fund") is a non-diversified, closed-end management investment company which was organized as a Massachusetts business trust on April 8, 1998 and has no operating history. The Fund's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 and its telephone number is 1-800-341-2929. The Fund has registered as a "non-diversified" investment company. To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. Investment in the Fund involves certain risks and special considerations, including risks associated with the Fund's use of leverage. See "Investment Objective and Policies and Special Risk Factors -- Special Risk Considerations."



  This Prospectus relates to the initial public offering of the Fund's common shares of beneficial interest, $.01 par value (the "Common Shares"). Within approximately three months of the date of this Prospectus, the Fund currently intends to borrow money for investment purposes, which would result in the financial leveraging of the Fund. The Fund may also utilize financial leverage by offering preferred shares of beneficial interest (the "Preferred Shares"). Collectively, the Common Shares and the Preferred Shares are referred to herein as the "Shares". There can be no assurance that the Fund will be able to issue Preferred Shares or borrow on terms acceptable to the Fund. See "Investment Objective and Policies and Special Risk Factors -- Special Risk Considerations." Holders of the Common Shares and holders of the Preferred Shares are referred to herein as Common Shareholders and Preferred Shareholders, respectively, and are sometimes referred to collectively as Shareholders.



                                USE OF PROCEEDS



  The net proceeds of this offering, before deduction of organizational and
offering expenses, estimated to be $           (or $           assuming exercise
of the Underwriters' over-allotment options in full), will be invested in accordance with the Fund's investment objectives and policies as soon as practicable, but in no event, under normal market conditions, later than six months after the receipt thereof. Pending such investment, the proceeds may be invested in high-quality, short-term securities. A portion of the organizational and offering expenses of the Fund have been advanced by the Fund's investment adviser, Van Kampen American Capital Investment Advisory Corp. (the "Adviser"), and will be repaid by the Fund.



           INVESTMENT OBJECTIVE AND POLICIES AND SPECIAL RISK FACTORS


  An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objective.


  The Fund's investment objective is to provide Common Shareholders with a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective through investment primarily in a professionally managed portfolio of interests in floating or variable rate senior loans ("Senior Loans") to corporations, partnerships and other entities ("Borrowers") which operate in a variety of industries and geographical regions (including domestic and foreign entities). The Fund may provide individual investors with access to a market normally accessible only to financial institutions and larger corporate or institutional investors. Although the Fund's net asset value will vary, the Fund's policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize the fluctuations in the Fund's net asset value as a result of changes in interest rates. The Fund's net asset value may be affected by changes in the credit quality of Borrowers with respect to Senior Loan interests in which the Fund invests. Fluctuations in net asset value may be magnified as a result of the Fund's use of leverage. In addition, the Fund's use of leverage may affect the Fund's ability to make distributions. The Common Shares may trade at a discount or a premium to net asset value.

CERTAIN CHARACTERISTICS OF SENIOR LOAN INTERESTS

  Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions ("Lenders") represented in each case by one or more such Lenders acting as agent ("Agent") of the several Lenders. On behalf of the several Lenders, the Agent, which is frequently the commercial bank or other entity that originates the Senior Loan and the person that invites other parties to join the lending syndicate, will be primarily responsible for negotiating the loan agreement or agreements ("Loan Agreement") that establish the relative terms, conditions and rights of the Borrower and the several Lenders. In larger transactions it is common to have several Agents; however, generally only one such Agent has primary responsibility for documentation and administration of the Senior Loan. Agents are typically paid a fee or fees by the Borrower for their services.


  The Fund may invest in participations ("Participations") in Senior Loans, may purchase assignments ("Assignments") of portions of Senior Loans from third parties and may act as one of the group of Lenders originating a Senior Loan (an "Original Lender"). In normal market conditions, at least 80% of the Fund's total assets will be invested in Senior Loans (either as an Original Lender or as a purchaser of an Assignment or Participation) of domestic borrowers or foreign borrowers (so long as Senior Loans to foreign borrowers are U.S. dollar denominated and payments of interest and repayments of principal pursuant to such Senior Loans are required to be made in U.S. dollars).



  It is anticipated that the proceeds of the Senior Loans in which the Fund will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. The Fund currently does not intend to acquire interests in Senior Loans the proceeds of which would be used primarily to finance construction or real estate development projects. Senior Loans have the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with other senior securities of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt (which may include "junk bonds"), preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower's assets. Senior Loans generally are secured by specific collateral, which may include guarantees. The Fund may invest up to 20% of its total assets in Senior Loans which are not secured by any collateral. Senior Loans that are not secured by specific collateral pose a greater risk of nonpayment of interest or loss of principal than do collateralized Senior Loans. As discussed below, the Fund may also acquire warrants, equity securities and junior debt securities issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates. Warrants, equity securities and junior debt securities will not be treated as Senior Loans and thus assets invested in such securities will not count toward the 80% of the Fund's total assets that normally will be invested in Senior Loans. The Fund will acquire such interests in warrants, equity securities and junior debt securities only as an incident to the intended purchase of interests in Senior Loans. In order to borrow money pursuant to collateralized Senior Loans, a Borrower will frequently, for the term of the Senior Loan, pledge as collateral assets, including but not limited to, trademarks, accounts receivable, inventory, buildings, real estate, franchises and common and preferred stock in its subsidiaries. In addition, in the case of some Senior Loans, there may be additional collateral pledged in the form of guarantees or other credit support by and/or securities of affiliates of the Borrowers. In certain instances, a collateralized Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan.


  Loan Agreements may include various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of the Lenders to receive timely payments of interest on and repayment of principal of the Senior Loans. Restrictive covenants may include mandatory prepayment provisions arising from excess cash flows and typically include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Breach of such covenants, if not waived by the Lenders, is generally an event of default under the applicable Loan Agreement and may give the Lenders the right to accelerate principal and interest payments. The Adviser will consider the terms of such restrictive covenants in deciding whether to invest in Senior Loans for the Fund's portfolio. When the Fund holds a

Participation in a Senior Loan it may not have the right to vote to waive enforcement of any restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and such Lenders may not consider the interests of the Fund in connection with their votes.

  Senior Loans in which the Fund will invest generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally are the prime rate offered by one or more major United States banks (the "Prime Rate"), the London Inter-Bank Offered Rate ("LIBOR"), the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. The Prime Rate quoted by a major U.S. bank is generally the interest rate at which such bank is willing to lend U.S. dollars to its most creditworthy borrowers although it may not be the bank's lowest available rate. LIBOR, as provided for in Loan Agreements, is an average of the interest rates quoted by several designated banks as the rates at which such banks would offer to pay interest to major financial institutional depositors in the London interbank market on U.S. dollar denominated deposits for a specified period of time. The CD rate, as generally provided for in Loan Agreements, is the average rate paid on large certificates of deposit traded in the secondary market.


  The Fund may invest in the Senior Loans of non-U.S. issuers. Investment in the Senior Loans of non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity.



  The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. It is currently anticipated that the Fund's assets invested in Senior Loans will consist of Senior Loans with stated maturities of between three and ten years, inclusive, and with rates of interest which are redetermined either daily, monthly, quarterly or semi-annually; provided, however, that the Fund may invest up to 5% of its total assets in Senior Loans which permit the Borrower to select an interest rate redetermination period of up to one year. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in the Fund's net asset value as a result of changes in interest rates. The Senior Loans in the Fund's portfolio will at all times have a dollar-weighted average time until the next interest rate redetermination of 90 days or less. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. The amount of time required to pass before the Fund will realize the effects of changing short-term market interest rates on its portfolio will vary with the dollar-weighted average time until the next interest rate redetermination on the Senior Loans in the Fund's portfolio. The Fund may utilize certain investment practices to, among other things, shorten the effective interest rate redetermination period of Senior Loans in its portfolio. In such event, the Fund will consider such shortened period to be the interest rate redetermination period of the Senior Loan; provided, however, that the Fund will not invest in Senior Loans which permit the Borrower to select an interest rate redetermination period in excess of one year. Because most Senior Loans in the Fund's portfolio will be subject to mandatory and/or optional prepayment and there may be significant economic incentives for a Borrower to prepay its loans, prepayments of Senior Loans in the Fund's portfolio may occur. Accordingly, the actual remaining maturity of the Fund's portfolio invested in Senior Loans may vary substantially from the average stated maturity of the Senior Loans held in the Fund's portfolio. As a result of expected prepayments from time to time of Senior Loans in the Fund's portfolio, the Fund estimates that the actual maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.



  When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Fund's net asset value will vary, the Fund's management expects the Fund's policy of acquiring interests in floating or variable rate Senior Loans to minimize fluctuations in net asset value as a result of changes in interest rates. Accordingly, the Fund's management expects the value of the Fund's portfolio to fluctuate less than a portfolio of fixed-rate, longer term obligations as a result of interest rate changes. However, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund's net asset value. In addition to changes in interest rates, changes in the credit quality of Borrowers will also affect the Fund's net asset value. Further, a serious deterioration in the credit quality of a Borrower could cause a prolonged or permanent decrease in the Fund's net asset value. Fluctuations in net asset value may be magnified as a result of the Fund's use of leverage.

  The Fund may purchase and retain in its portfolio a Senior Loan interest the Borrower with respect to which has filed for protection under the federal bankruptcy laws or has had an involuntary bankruptcy petition filed against it by its creditors. The values of such Senior Loan interests, if any, will reflect, among other things, the Adviser's assessment of the likelihood that the Fund ultimately will receive full repayment of the principal amount of such Senior Loan interests, the likely duration, if any, of a lapse in the scheduled repayment of principal and prevailing interest rates. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan interest. Depending upon, among other things, the Adviser's evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio. Any equity securities and junior debt securities held by the Fund will not be treated as Senior Loans and thus will not count toward the 80% of the Fund's total assets that normally will be invested in Senior Loans.

  Senior Loans historically have not been rated by nationally recognized statistical rating organizations. Because of the senior capital structure position of Senior Loans and the collateralized or guaranteed nature of most Senior Loans, the Fund and the Adviser believe that ratings of other securities issued by a Borrower do not necessarily reflect adequately the relative quality of a Borrower's Senior Loans. Therefore, although the Adviser may consider such ratings in determining whether to invest in a particular Senior Loan, the Adviser is not required to consider such ratings and such ratings will not be the determinative factor in the Adviser's analysis. The Fund may invest a substantial portion of its assets in Senior Loans, the Borrowers with respect to which have outstanding debt securities which are rated below investment grade by a nationally recognized statistical rating organization or are unrated but of comparable quality to such securities. Debt securities rated below investment grade or unrated but of comparable quality commonly are referred to as "junk bonds." The Fund will invest only in those Senior Loans with respect to which the Borrower, in the opinion of the Adviser, demonstrates one or more of the following characteristics: sufficient cash flow to service debt; adequate liquidity; successful operating history; strong competitive position; experienced management; and, with respect to collateralized Senior Loans, collateral coverage that equals or exceeds the outstanding principal amount of the Senior Loan. In addition, the Adviser will consider, and may rely in part, on the analyses performed by the Agent and other Lenders, including such persons' determinations with respect to collateral securing a Senior Loan.


  The Fund may invest up to 100% of its assets in Participations. The selling Lenders and other persons interpositioned between such Lenders and the Fund with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Although, as discussed below, the Fund has taken measures which it believes reduce its exposure to any risks incident to such policy, the Fund may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting such industries. Persons engaged in such industries may be more susceptible than are persons engaged in some other industry to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.


  Participations by the Fund in a Lender's portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Lender, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by such Lender of such payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower and the Fund may not directly benefit from the collateral supporting the

Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of such Lender. The Fund has taken the following measures in an effort to minimize such risks. The Fund will only acquire Participations if the Lender selling the Participation, and any other persons interpositioned between the Fund and the Lender, (i) at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor's Ratings Group ("S&P") or Baa or P-3 or higher by Moody's Investors Service, Inc. ("Moody's")) or determined by the Adviser to be of comparable quality and (ii) has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-3 by S&P indicates that S&P believes such obligations exhibit adequate protection parameters but that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation and issues of commercial paper rated P-3 by Moody's are considered by Moody's to have an acceptable ability for repayment of short-term debt obligations but the effect of industry characteristics and market compositions may be more pronounced. The Fund ordinarily will purchase a Participation only if, at the time of such purchase, the Fund believes that the party from whom it is purchasing such Participation is retaining an interest in the underlying Senior Loan. In the event that the Fund does not so believe, it will only purchase such a Participation if, in addition to the requirements set forth above, the party from whom the Fund is purchasing such Participation (i) is a bank, a member of a national securities exchange or other entity designated in the Investment Company Act of 1940, as amended (the "1940 Act"), as qualified to serve as a custodian for a registered investment company and (ii) has been approved as a custodian by the Board of Trustees of the Fund (a "Designated Custodian").


  The Fund may also purchase Assignments from Lenders. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

  When the Fund is an Original Lender originating a Senior Loan it may share in a fee paid to the Original Lenders. The Fund will never act as the Agent or principal negotiator or administrator of a Senior Loan. When the Fund is a Lender, it will have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the Loan Agreement and may have rights with respect to any funds acquired by other Lenders through set-off. Lenders also have full voting and consent rights under the applicable Loan Agreement. Action subject to Lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all Lenders affected.


  The Fund will purchase an Assignment or act as a Lender with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's) or determined by the Adviser to be of comparable quality. Further, the Fund will not purchase interests in Senior Loans unless such Agent, Lender or interpositioned person has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund.


  Loan Agreements typically provide for the termination of the Agent's agency status in the event that it fails to act as required under the relevant Loan Agreement, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy. Should such an Agent, Lender or assignor with respect to an Assignment interpositioned between the Fund and the Borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person's estate. If, however, any such amount were included in such person's estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In such event, the Fund could experience a decrease in net asset value.

  The Fund may be required to pay and may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by Borrowers may include three types: facility fees, commitment fees and prepayment penalties. Facility fees are paid to Lenders upon origination of a Senior Loan. Commitment fees are paid to Lenders on an ongoing basis based upon the undrawn portion committed by the Lenders of the underlying Senior Loan. Lenders may receive prepayment penalties when a Borrower prepays all or part of a Senior Loan. The Fund will receive these fees directly from the Borrower if the Fund is an Original Lender, or, in the case of commitment fees and prepayment penalties, if the Fund acquires an interest in a Senior Loan by way of Assignment. Whether or not the Fund receives a facility fee from the Lender in the case of an Assignment, or any fees in the case of a Participation, depends upon negotiations between the Fund and the Lender selling such interests. When the Fund is an assignee, it may be required to pay a fee, or forgo a portion of interest and any fees payable to it, to the Lender selling the Assignment. Occasionally, the assignor will pay a fee to the assignee based on the portion of the principal amount of the Senior Loan which is being assigned. A Lender selling a Participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee prior to payment thereof to the Fund. The Fund may be required to pay over or pass along to a purchaser of an interest in a Senior Loan from the Fund a portion of any fees that the Fund would otherwise be entitled to.

  Pursuant to the relevant Loan Agreement, a Borrower may be required in certain circumstances, and may have the option at any time, to prepay the principal amount of a Senior Loan, often without incurring a prepayment penalty. Because the interest rates on Senior Loans are periodically redetermined at relatively short intervals, the Fund and the Adviser believe that the prepayment of, and subsequent reinvestment by the Fund in, Senior Loans will not have a materially adverse impact on the yield on the Fund's portfolio and may have a beneficial impact on income due to receipt of prepayment penalties, if any, and any facility fees earned in connection with reinvestment.


  A Lender may have certain obligations pursuant to a Loan Agreement, which may include the obligation to make additional loans in certain circumstances. The Fund currently intends to reserve against such contingent obligations by segregating a sufficient amount of cash, liquid securities and liquid Senior Loans as a reserve against such commitments. The Fund will not purchase interests in Senior Loans that would require the Fund to make any such additional loans if such additional loan commitments in the aggregate would exceed 20% of the Fund's total assets or would cause the Fund to fail to meet the diversification requirements set forth under the heading "Investment Restrictions" in the Statement of Additional Information.


  During normal market conditions, the Fund may invest up to 20% of its total assets (including assets maintained by the Fund as a reserve against any additional loan commitments) in (i) high quality, short-term debt securities with remaining maturities of one year or less and (ii) warrants, equity securities and junior debt securities acquired in connection with the Fund's investments in Senior Loans. Such high quality, short-term securities may include commercial paper rated at least in the top two rating categories of either S&P or Moody's, or unrated commercial paper considered by the Adviser to be of similar quality, interests in short-term loans of Borrowers having short-term debt obligations rated or a short-term credit rating at least in such top two rating categories or having no such rating but determined by the Adviser to be of comparable quality, certificates of deposit and bankers' acceptances and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Such high quality, short-term securities may pay interest at rates which are periodically redetermined or may pay interest at fixed rates. If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Fund may invest, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, up to 100% of its assets in cash and such high quality, short-term debt securities. The Fund will acquire such warrants, equity and junior debt securities only as an incident to the purchase or intended purchase of interests in collateralized Senior Loans. Although the Fund generally will acquire interests in warrants, equity and junior debt securities only when the Adviser believes that the relative value being given by the Fund in exchange for such interests is substantially outweighed by the potential value of such instruments, investment in warrants, equity and junior debt securities entail certain risks in addition to those associated with investments in Senior Loans. Warrants and equity securities have a subordinate claim on a Borrower's assets as compared with debt securities and junior debt securities have a subordinate claim on such assets as compared with Senior Loans. As such, the values of warrants and equity securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may have an adverse impact on the ability of the Fund to minimize fluctuations in its net asset value.

  The Fund also may invest up to 5% of its total assets in structured notes with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss; as a result, a relatively small decline in the value of a referenced note could result in a relatively large loss in the value of a structured note. Structured notes will be treated as Senior Loans for purposes of the Fund's policy of normally investing at least 80% of its assets in Senior Loans.


  The Fund is permitted to borrow up to 33 1/3% of its total assets (including the amount borrowed) less all liabilities other than borrowings. Borrowings may be made for the purpose of acquiring additional income-producing investments when the Adviser believes that such use of borrowed proceeds will enhance the Fund's net income. The amount of outstanding borrowings may vary with prevailing market or economic conditions.


SPECIAL RISK CONSIDERATIONS


  Closed-end Funds. The Fund is a closed-end investment company with no history of operations and is designed primarily for long-term investors and not as a trading vehicle. The shares of closed-end investment companies often trade at a discount from their net asset value, and the Fund's Common Shares may likewise trade at a discount from net asset value. The trading price of the Fund's Common Shares may be less than the initial public offering price, creating a risk of loss for investors purchasing in the initial public offering of the Common Shares. This market price risk may be greater for investors who intend to sell their Common Shares within a relatively short period after completion of this offering.



  Senior Loans. Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Fund. Although, with respect to collateralized Senior Loans, the Fund generally will invest only in Senior Loans that the Adviser believes are secured by specific collateral, which may include guarantees, the value of which exceeds the principal amount of the Senior Loan at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of the Borrower. The Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the Senior Loan. In the event that the Fund does not believe that a perfected security interest has been obtained with respect to a collateralized Senior Loan, the Fund will only obtain an interest in such Senior Loan if the Agent is a Designated Custodian. Some Senior Loans in which the Fund may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans, such as the Fund, including, under certain circumstances, invalidating such Senior Loans. Lenders commonly have certain obligations pursuant to the Loan Agreement, which may include the obligation to make additional loans or release collateral in certain circumstances.


  On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loan and, with respect to collateralized Senior Loans, to service or monitor the collateral. In this connection, the valuation of assets pledged as collateral will reflect market value and the Agent may rely on independent appraisals as to the value of specific collateral. The Agent, however, may not obtain an independent appraisal as to the value of assets pledged as collateral in all cases. The Fund normally will rely primarily on the Agent (where the Fund is an Original Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to collect principal of and interest on a Senior Loan. Furthermore, the Fund usually will rely on the Agent (where the Fund is an Original Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and notify the Fund of any adverse change in the Borrower's financial condition or any declaration of insolvency. Collateralized Senior Loans will frequently be secured by all assets of the Borrower that qualify as collateral, which may include common stock of the Borrower or its subsidiaries. Additionally, the terms of the Loan Agreement may require the Borrower to pledge additional collateral to secure the Senior Loan, and enable the Agent, upon proper authorization of the Lenders, to take possession of and liquidate the collateral and to distribute the liquidation proceeds pro rata among the Lenders. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Loan. Lenders that have sold Participation interests in such Senior Loan will distribute liquidation proceeds received by the Lenders pro rata among the holders of such Participations. The Adviser will also monitor these aspects of the Fund's investments and, where the Fund is an Original Lender or owns an Assignment, will be directly involved with the Agent and the other Lenders regarding the exercise of credit remedies.


  Senior Loans in which the Fund will invest historically have not been rated by a nationally recognized statistical rating organization, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of the Adviser than would be the case for an investment company that invests primarily in rated, registered or exchange listed securities.


  Senior Loans, at present, generally are not readily marketable and may be subject to restrictions on resale. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market may exist for many of the Senior Loans in which the Fund will invest. To the extent that a secondary market may exist for certain of the Senior Loans in which the Fund invests, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Senior Loans are thus relatively illiquid, which illiquidity may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Liquidity relates to the ability of the Fund to sell an investment in a timely manner. The market for relatively illiquid securities tends to be more volatile than the market for more liquid securities. The Fund has no limitation on the amount of its assets which may be invested in securities which are not readily marketable or are subject to restrictions on resale. The substantial portion of the Fund's assets invested in Senior Loan interests may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a fair price, and could result in capital losses to the Fund and holders of Common Shares. However, many of the Senior Loans in which the Fund expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which should, in the Adviser's opinion, enhance the relative liquidity of such interests. The risks associated with illiquidity are particularly acute in situations where the Fund's operations require cash, such as when the Fund tenders for its Common Shares, and may result in the Fund borrowing to meet short-term cash requirements.

  To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected. In addition, such requirements or restrictions may reduce or eliminate sources of financing for certain Borrowers. Further, to the extent that legislation or federal or state regulators that regulate certain financial institutions require such institutions to dispose of Senior Loan interests relating to highly leveraged transactions or subject such Senior Loan interests to increased regulatory scrutiny, such financial institutions may determine to sell such Senior Loan interests in a manner that results in a price which, in the opinion of the Adviser, is not indicative of fair value. Were the Fund to attempt to sell a Senior Loan interest at a time when a financial institution was engaging in such a sale with respect to such Senior Loan interest, the price at which the Fund could consummate such a sale might be adversely affected.


  Non-Diversification. The Fund has registered as a "non-diversified" investment company so that, subject to its investment restrictions, it will be able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower or Participations purchased from a single Lender. See "Investment Restrictions" in the Statement of Additional Information. The Fund does not intend, however, to invest more than 5% of the value of its assets in interests in Senior Loans of a single Borrower. To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.



  Leverage. Within approximately three months from the date of this Prospectus, the Fund currently intends to offer Preferred Shares or borrow money for investment purposes. The timing of any such Preferred Shares offering or borrowing and the terms of any such Preferred Shares or borrowing will be determined by the Fund's Board of Trustees.


  Under the requirements of the 1940 Act, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities, must at least be equal, immediately after the issuance of any Preferred Shares, to 200% of the aggregate liquidation value of the Preferred Shares plus the aggregate amount of senior securities representing indebtedness. The liquidation value of the Preferred Shares is expected to equal their aggregate original purchase price plus a redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. See "Description of Capital Structure." The Fund currently intends to seek an investment grade rating for any Preferred Shares from one or more nationally recognized statistical rating organizations. If the Fund seeks such a rating of the Preferred Shares, asset coverage provisions in addition to and more stringent than those required by the 1940 Act may be imposed in connection with the issuance of such a rating. In addition, restrictions may be imposed on certain investment practices in which the Fund may otherwise engage. The rating agency requirements also are expected to impose certain minimum issue size, issuer geographical diversification and other requirements for determining portfolio assets that are eligible for computing compliance with their asset coverage requirements. A rating of the Preferred Shares does not reflect a direct assessment of the credit quality of the Fund's portfolio and is not an assessment of the investment characteristics of the Common Shares. If the Fund obtains a rating of the Preferred Shares and the rating is subsequently lowered or withdrawn, the Fund would likely be required to pay higher dividends on the Preferred Shares. See "Description of Capital Structure -- Preferred Shares."

  Under the requirements of the 1940 Act, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities, must be at least equal, immediately after any borrowing, to 300% of the aggregate value of borrowings represented by senior securities. Any lender with respect to borrowings by the Fund may require additional asset coverage provisions as well as restrictions on the Fund's investment practices.

  Investors should note that there are risks associated with issuing Preferred Shares or borrowing in an effort to increase the yield on the Common Shares, including higher volatility of both the net asset value and the market value of the Common Shares, and that fluctuations in the dividend rates on the Preferred Shares or interest rates on the borrowing may affect the yield to the Common Shareholders. So long as the Fund is able to realize a higher return after expenses on its investment of the proceeds of the Preferred Shares offering or of any borrowing than the then current dividend rates on the Preferred Shares or interest rate on the borrowing, the effect of the leverage will be to cause the Common Shareholders to realize a higher current rate of return than if the Fund were not so leveraged. On the other hand, to the extent that the then current dividend rates on the Preferred Shares or interest rate on the borrowing approaches the return on such proceeds after expenses, the benefit of leverage to the Common Shareholders will be reduced, and if the then current dividend rates on the Preferred Shares or interest rate on the borrowing were to exceed the return on such investment after expenses, the Fund's leveraged capital structure would result in a lower rate of return to the Common Shareholders than if the Fund were not so structured. Similarly, since any decline in the net asset value of the Fund's investments will be borne entirely by the Common Shareholders, the effect of leverage in a declining market would result in a greater decrease in net asset value to the Common Shareholders than if the Fund were not so leveraged. Any such decrease would likely be reflected in a decline in the market price for Common Shares. The floating or variable rate nature of Senior Loans in which the Fund invests helps mitigate against the risks of increased dividend or interest costs as a result of increasing interest rates. The Adviser may also seek to manage certain of the risks of financial leverage in anticipation of changes in interest rates in a number of ways, including extending the length of the dividend period on any Preferred Shares or interest rate period on any borrowing so as to fix a dividend or an interest rate for a period of time, "deleveraging" the Fund by redeeming all or a portion of the outstanding Preferred Shares or repaying all or a portion of any outstanding borrowing, entering into certain transactions in an effort to hedge against changes in interest rates and purchasing securities the terms of which have elements of, or are similar in effect to, certain hedging transactions in which the Fund may engage. There can be no assurance that the Adviser can successfully manage the risks of leverage. See "Investment Practices and Special Risks.".

  The issuance of Preferred Shares or borrowing by the Fund will entail certain initial costs and expenses and certain ongoing administrative and accounting expenses. These costs and expenses will be borne by the Fund and will reduce the income or net assets available to Common Shareholders. If the Fund's current investment income were not sufficient to meet dividend requirements on any Preferred Shares or interest expenses on any borrowing, the Fund might have to liquidate certain of its investments in order to meet required dividend or interest payments, thereby reducing the net asset value attributable to the Fund's Common Shares. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the Fund meets certain asset coverage requirements (determined after deducting the amount of such dividend or distribution). Such prohibition on the payment of dividends or other distributions might impair the ability of the Fund to maintain its qualification, for federal income tax purposes, as a regulated investment company. The Fund intends, however, to the extent possible to purchase or redeem Preferred Shares from time to time or to repay borrowing, which may involve the payment by the Fund of a premium and the sale by the Fund of portfolio securities at a time when it may be disadvantageous to do so, to maintain such asset coverage requirements. Subject to the restrictions of the 1940 Act, the Fund may "releverage" through the reissuance of Preferred Shares or incurrence of new borrowing, and in connection with which the Fund, and indirectly the Common Shareholders, would incur the expenses of such releveraging. See "Taxation."


  Assuming the utilization of leverage in the amount of approximately 33 1/3% of the Fund's total assets, and a Preferred Share dividend rate or an annual interest rate on borrowings of 6.2% payable on such leverage based on market rates as of the date of this Prospectus, the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such interest payments would be 2.05%. The Fund's actual cost of leverage will be based on market rates at the time the Fund undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in the previous example.



  The following table is designed to illustrate the effect on the return to a holder of the Fund's Common Shares of leverage in the amount of approximately
33 1/3% of the Fund's total assets, assuming hypothetical annual returns of the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.



Assumed Portfolio Return (net of expenses)..................       (10)%       (5)%         0%         5%        10%
Corresponding Common Share Return Assuming 33 1/3%
  Leverage..................................................    (18.10)%   (10.60)%    (3.10)%      4.40%    11.90%


  If there are no Preferred Shares issued and outstanding, Common Shareholders will elect all of the Trustees of the Fund. If there are Preferred Shares issued and outstanding, holders of any Preferred Shares will elect two Trustees. Under the 1940 Act, upon failure by the Fund to pay dividends on the Preferred Shares in an amount equal to two full years' dividends arrearage, the holders of the Preferred Shares shall be entitled to elect a majority of the Board of Trustees until all such dividends arrearage has been paid or provided for.

  The lenders with respect to any borrowing by the Fund may be entitled to elect a majority of the Board of Trustees if certain asset coverage requirements are not maintained. In addition, failure to maintain certain asset coverage requirements may result in a default under the terms of any Preferred Shares or borrowing. The terms of any borrowing may entitle holders of the Preferred Shares or lenders, as the case may be, to elect a majority of the Board of Trustees in certain other circumstances. See "Description of Capital Structure."

  Until any Preferred Shares are issued or borrowings are incurred, the Fund's capital structure will not be leveraged, and the special leverage considerations described in this Prospectus will not apply. There can be no assurance that the Preferred Shares will be issued or, if issued, that the Preferred Shares would not subsequently be redeemed or that the Fund will borrow or, if it borrows, that such borrowing will be continued.

  The Fund may use various other investment practices that involve special considerations including engaging in interest rate and other hedging transactions, lending its portfolio securities, entering into when-issued and delayed delivery transactions and entering into repurchase and reverse repurchase agreements. For further discussion of these practices and associated special considerations, see "Investment Practices and Special Risks."


                     INVESTMENT PRACTICES AND SPECIAL RISKS



  In connection with the investment objective and policies described above, the Fund may engage in interest rate and other hedging transactions, utilize borrowing for investment purposes, lend portfolio holdings, purchase and sell interests in Senior Loans and other portfolio debt securities on a "when issued" or "delayed delivery" basis, and enter into repurchase and reverse repurchase agreements. These investment practices involve certain special risk considerations. The Adviser may use some or all of the following investment practices when, in the opinion of the Adviser, their use is appropriate. Although the Adviser believes that these investment practices may further the Fund's investment objective, no assurance can be given that these investment practices will achieve this result. If the Fund issues Preferred Shares and seeks to obtain a rating of the Preferred Shares or borrows money, the rating service issuing such rating may, as a condition thereof, or the lenders may impose asset coverage or other requirements, compliance with which may restrict the Fund's ability to engage in these investment practices.


INTEREST RATE AND OTHER HEDGING TRANSACTIONS

  The Fund may enter into various interest rate hedging and risk management transactions. Certain of these interest rate hedging and risk management transactions may be considered to involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's portfolio. In addition, the Fund may also engage in hedging transactions to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes. The Fund does not intend to engage in such transactions to enhance the yield on its portfolio to increase income available for distributions. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and risk management techniques described below. The Fund will not engage in any of the transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the Fund's portfolio or obligations incurred by the Fund. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities. The Fund believes that the Adviser possesses the skills necessary for the successful utilization of hedging and risk management transactions. The Fund will incur brokerage and other costs in connection with its hedging transactions.

  The Fund may enter into interest rate swaps or purchase or sell interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest, e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments. For example, the Fund may seek to shorten the effective interest rate redetermination period of a Senior Loan in its portfolio the Borrower to which has selected an interest rate redetermination period of one year. The Fund could exchange the Borrower's obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. In such event, the Fund would consider the interest rate redetermination period of such Senior Loan to be the shorter period.

  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into swaps, caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

  In circumstances in which the Adviser anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged.

  The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Adviser's ability to predict correctly the direction and extent of movements in interest rates. Although the Fund believes that use of the hedging and risk management techniques described above will benefit the Fund, if the Adviser's judgment about the direction or extent of the movement in interest rates in incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if the Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

  Inasmuch as these hedging transactions are entered into for good-faith risk management purposes, the Adviser and the Fund believe such obligations do not constitute senior securities. The Fund will usually enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each such swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock

Exchange or other entities determined by the Adviser, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be creditworthy. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Adviser believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

  New financial products continue to be developed and the Fund may invest in any such products as may be developed to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

LENDING OF PORTFOLIO HOLDINGS


  The Fund may seek to increase its income by lending financial instruments in its portfolio in accordance with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC. Such loans may be made, without limit, to brokers, dealers, banks or other recognized institutional borrowers of financial instruments and would be required to be secured continuously by collateral, including cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the financial instruments loaned. The Fund would have the right to call a loan and obtain the financial instruments loaned at any time on five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest paid by the issuer on the financial instruments loaned and also may receive compensation from the investment of the collateral. The Fund would not have the right to vote any financial instruments having voting rights during the existence of the loan, but the Fund could call the loan in anticipation of an important vote to be taken among holders of the financial instruments or in anticipation of the giving or withholding of their consent on a material matter affecting the financial instruments. As with other extensions of credit, risks of delay in recovery or even loss of rights in the collateral exist should the borrower of the financial instruments fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. The creditworthiness of firms to which the Fund lends its portfolio holdings will be monitored on an ongoing basis by the Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund. No specific limitation exists as to the percentage of the Fund's assets which the Fund may lend.


"WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

  The Fund may also purchase and sell interests in Senior Loans and other portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to the Fund on such interests or securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuation; the value of the interests in Senior Loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such interests or securities when delivery occurs may be higher or lower than yields on the interests or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such interests or securities on such basis only with the intention of actually acquiring these interests or securities, but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable.

To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring interests or securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

REPURCHASE AGREEMENTS

  The Fund may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and member firms of the New York Stock Exchange. When participating in repurchase agreements, the Fund buys securities from a vendor, e.g., a bank or brokerage firm, with the agreement that the vendor will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase. Under the 1940 Act, repurchase agreements are deemed to be collateralized loans of money by the Fund to the seller. In evaluating whether to enter into a repurchase agreement, the Adviser will consider carefully the creditworthiness of the vendor. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Adviser will monitor the value of the collateral. No specific limitation exists as to the percentage of the Fund's assets which may be used to participate in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

  The Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The Fund will maintain in a segregated account with its custodian cash or liquid securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the SEC require either that securities sold by the Fund under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Fund's books and records pending repurchase. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Fund and as such would be subject to the restrictions on borrowing described in the Statement of Additional Information under "Investment Restrictions." The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements.

YEAR 2000 COMPLIANCE

  Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonably assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

  In addition, it is possible that the markets for Senior Loans and other securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.



                                    TAXATION



  The Fund intends to elect and to qualify each year to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund so qualifies and distributes each year to its Common Shareholders at least 90% of its net investment income (including, among other things, interest and net short-term capital gains, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses) from that year, the Fund will not be required to pay federal income taxes on any income distributed to Common Shareholders. The Fund will not be subject to federal income tax on any net capital gains distributed to Common Shareholders. As a Massachusetts business trust, the Fund will not be subject to any excise or income taxes in Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes.


  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its Common Shareholders) and all distributions out of earnings and profits would be taxed to Common Shareholders as ordinary income.


  Distributions. Distributions of the Fund's net investment income are taxable to Common Shareholders as ordinary income, whether paid in cash or reinvested in additional Common Shares. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to Common Shareholders at the rates applicable to long-term capital gains regardless of the length of time shares of the Fund have been held by such Common Shareholders. For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates Under the 1997 Tax Act" below. The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year. For a discussion of the allocation of capital gain dividends between Common Shareholders and Preferred Shareholders, if any, see "Taxation -- Distributions" in the Statement of Additional Information.



  Sale of Shares. Except as discussed below, selling Common Shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Common Shares and the amount received. If such Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates Under the 1997 Tax Act" below. The federal income tax consequences of the repurchase of Common Shares pursuant to tender offers will be disclosed in the related offering documents. Any loss recognized upon a taxable disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.



  Capital Gains Rates Under the 1997 Tax Act. Under the Taxpayer Relief Act of 1997 (the "1997 Tax Act") the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less, (ii) 28% for capital assets held for more than one year but not more than 18 months and (iii) 20% for capital assets held for more than 18 months. Common Shareholders should consult their tax advisors regarding a certain election to mark-to-market Common Shares held on January 1, 2001. The maximum net capital gains tax rate for corporations remains at 35%. The new tax rates for capital gains under the 1997 Tax Act described above will apply to distributions of capital gain dividends by the Fund (if, as expected, the Fund designates capital gain dividends as 28% rate gain distributions or 20% rate gain distributions, in accordance with its holding periods for the securities sold that generated such capital gain dividends) as well as to sales and exchanges of Common Shares in the Fund. With respect to capital losses recognized on dispositions of shares held six months or less where such losses are treated as long-term capital losses to the extent of prior capital gain dividends received on such shares (see "Sale of Shares" above), it is unclear how such capital losses offset the capital gains referred to above. Common Shareholders should consult their own tax advisors as to the application of the new capital gains rates to their particular circumstances.



  Non-U.S. Shareholders. A Common Shareholder that is not a "United States person" within the meaning of the Code (a "Non-U.S. Shareholder") generally will be subject to a withholding tax of 30% (or lower applicable treaty rate) on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a United States trade or business carried on by such Common Shareholder. Accordingly, investment in the Fund is likely to be appropriate for a Non-U.S. Shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such United States withholding tax. Non-effectively connected capital gain dividends and gains realized from the sale of Common Shares will not be subject to United States federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) a Non-U.S. Shareholder that is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). See "Taxation -- Non-U.S. Shareholders" in the Statement of Additional Information. Prospective foreign investors should consult their U.S. tax advisors concerning the tax consequences to them of an investment in Common Shares.


  General. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal and state tax consequences of purchasing, holding and disposing of Common Shares, as well as the effects of other state, local and foreign tax laws and any proposed tax law changes.


                             MANAGEMENT OF THE FUND



BOARD OF TRUSTEES


  The management of the Fund, including general supervision of the duties performed by the Adviser under the Advisory Agreement, is the responsibility of the Fund's Board of Trustees.

THE ADVISER

  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("VKAC"). VKAC is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.


  VKAC is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $60 billion under management or supervision. VKAC's more than 50 open-end and 37 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. The Adviser also serves as investment adviser to the Van Kampen American Capital Senior Floating Rate Fund and to the Van Kampen American Capital Prime Rate Income Trust, each a closed-end investment company engaged in a continuous offering with an investment objective and policies substantially similar to those of the Fund. As of March 30, 1998, the Van Kampen American Capital Prime Rate Income Trust had over $7.0 billion in assets. The Adviser and its affiliates may sponsor and advise new investment vehicles with investment objectives, policies and restrictions similar or identical to those of the Fund.



  Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., Morgan Stanley & Co. Incorporated, Dean Witter Reynolds Inc., Dean Witter InterCapital Inc. and Morgan Stanley & Co. International Limited are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

  INVESTMENT ADVISORY AGREEMENT. The business and affairs of the Fund will be managed under the direction of the Fund's Board of Trustees. Subject to their authority, the Adviser and the Fund's officers will supervise and implement the Fund's investment activities and will be responsible for overall management of the Fund's business affairs. The investment advisory agreement (the "Advisory Agreement") between the Adviser and the Fund provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold, or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Adviser also furnishes offices, necessary facilities and equipment and permits its officers and employees to serve without compensation as Trustees and officers of the Fund if duly elected to such positions.


  For the services provided by the Adviser under the Advisory Agreement, the Fund will pay the Adviser a monthly fee (accrued daily and paid monthly) computed based upon an annual rate equal to 0.85% applied to the average daily managed assets of the Fund (which for purposes of determining such fee, shall mean the average daily gross asset value of the Fund, minus the sum of accrued liabilities other than the aggregate amount of any borrowings undertaken by the
Fund). Because leverage will increase the amount of total assets, the Fund will pay a greater amount of advisory fees when leverage is utilized. The advisory fee is higher than the fees paid by most management investment companies, although it is comparable to the fees paid by several publicly offered, closed-end management investment companies with investment objectives and policies similar to those of the Fund.


  The Adviser may in its sole discretion from time to time waive all or a portion of the investment advisory fee or reimburse the Fund for all or a portion of its other expenses.


  PORTFOLIO MANAGEMENT. Jeffrey W. Maillet is a Senior Vice President of the Adviser and is primarily responsible for the day to day management of the Fund's portfolio. Mr. Maillet also has primary responsibility for the day to day management of the portfolio of the Van Kampen American Capital Senior Floating Rate Fund and of the Van Kampen American Capital Prime Rate Income Trust, each a closed-end investment company investing primarily in interests in Senior Loans and having investment objectives and policies substantially similar to those of the Fund. Mr. Maillet has been employed by the Adviser since 1989.



  THE ADMINISTRATOR. The administrator for the Fund is VKAC (in such capacity, the "Administrator"). Its principal business address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181. The Administrator is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The Administrator maintains offices and regional representatives in major cities across the nation.



  Pursuant to the administration agreement between the Fund and the Administrator (the "Administration Agreement") and in consideration of its administrative fee, the Administrator will (i) monitor the provisions of the Loan Agreements and any agreements with respect to Participations and Assignments and be responsible for recordkeeping with respect to Senior Loans in the Fund's portfolio; (ii) arrange for the printing and dissemination of proxies and reports to holders of the Fund's Shares; (iii) in connection with the issuance of any Preferred Shares by the Fund, calculate, monitor and provide to any rating agencies rating any Preferred Shares such asset coverage and liquidity reports as the Board of Trustees deems advisable; (iv) negotiate the terms and conditions under which custodian services will be provided to the Fund and the fees to be paid by the Fund in connection therewith; (v) negotiate the terms and conditions under which dividend disbursing services will be provided to the Fund, and the fees to be paid by the Fund in connection therewith and review the provision of dividend disbursing services to the Fund; (vi) provide the Fund's dividend disbursing agent and custodian with such information as is required for such parties to effect payment of dividends and distributions and to implement the Fund's dividend reinvestment plan; (vii) make such reports and recommendations to the Board of Trustees as the Trustees reasonably request or deem appropriate; and (viii) provide certain shareholder services to holders or potential holders of the Fund's securities.



  For the services rendered to the Fund and related expenses borne by the Administrator, the Fund pays the Administrator a monthly fee (accrued daily and paid monthly) computed based upon an annual rate equal to 0.20% applied to the Fund's average daily managed assets (which for purposes of determining such fee, shall mean the average daily gross asset value of the Fund, minus the sum of accrued liabilities other than the aggregate amount of any borrowings undertaken by the Fund). Because leverage will increase the amount of total assets, the Fund will pay a greater amount of administration fees when leverage is utilized.



                                 DISTRIBUTIONS



  The Fund's policy will be to make monthly distributions to Common Shareholders of substantially all net investment income of the Fund remaining after the payment of dividends on any outstanding Preferred Shares. Net investment income of the Fund consists of all interest income, fee income, other ordinary income earned by the Fund on its portfolio assets and net short-term capital gains, less all expenses of the Fund. Expenses of the Fund are accrued each day. Distributions to Common Shareholders cannot be assured, and the amount of each monthly distribution is likely to vary. Net realized long-term capital gains, if any, are expected to be distributed to Common Shareholders at least annually. Initial distributions to Common Shareholders are expected to be declared approximately 30 days after the completion of this offering and will be paid approximately 30 days after declaration. Common Shareholders may elect to have distributions automatically reinvested in additional Common Shares. Until such time as the Fund is fully invested, distributions will be less than they might otherwise be. See "Dividend Reinvestment Plan."



  While there are any Preferred Shares or borrowings outstanding, the Fund may not be permitted to declare any cash dividend or other distribution on its Common Shares, unless at the time of such declaration, (1) all accrued dividends on Preferred Shares or accrued interest on borrowings has been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of senior securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding Preferred Shares (expected to equal the aggregate original purchase price of the outstanding Preferred Shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the Preferred Shares from a nationally recognized statistical rating organization or as a condition to borrowing money. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund's ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. The Fund intends, however, to the extent possible to purchase or redeem Preferred Shares or to repay borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the Preferred Shares in certain circumstances in connection with any such impairment of the Fund's status as a regulated investment company. See "Investment Objective and Policies and Special Risk Factors -- Special Risk Considerations" and "Taxation." Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the Preferred Shares or the principal amount of the borrowings to the holders thereof. See "Description of Capital Structure -- Preferred Shares, -- Borrowings" below.



                           DIVIDEND REINVESTMENT PLAN



  The Fund offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders may elect to have all distributions of dividends and all capital gains automatically reinvested in Common Shares pursuant to the Plan.



  State Street Bank and Trust Company, as plan agent (the "Plan Agent"), serves as agent for the Common Shareholders in administering the Plan. The Plan Agent will effect purchases of Common Shares under the Plan in the open market. Common Shareholders who do not elect to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name, then to the nominee) by Boston Equiserve, L.P., as dividend disbursing agent.


  The Plan Agent serves as agent for the Common Shareholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

  The Plan Agent will maintain each Common Shareholder's account in the Plan and furnish monthly written confirmations of all transactions in the accounts, including information needed by Common Shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each Common Shareholder's proxy will include those Common Shares purchased pursuant to the Plan. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gain distributions.


  In the case of Common Shareholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholders as representing the total amount registered in the record Common Shareholder's name and held for the account of beneficial owners who are participating in the Plan. Investors that own Common Shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their Common Shares registered in their own names in order to participate in the Plan.


  The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

  Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Fund at least 90 days before the record date for the dividend distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Fund.


  All registered Common Shareholders (other than brokers or nominees) will be mailed information regarding the Plan, including a form with which they may elect to participate in the Plan. Shareholders who intend to hold their Common Shares through a broker or nominee should contact such person to confirm that they may participate in the Plan and to determine the effect, if any, that a transfer of the account by the shareholder to another broker or nominee will have on continued participation in the Plan. A Common Shareholder may withdraw from the Plan at any time by contacting the Plan Agent at the address or telephone number set forth below. There is no penalty for non-participation in or withdrawal from the Plan, and Common Shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections should be directed to the Plan Agent and should include the name of the Fund and the Common Shareholder's name and address as registered. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a Common Shareholder to take all subsequent dividends and distributions in cash. Elections will only be effective for dividends and distributions declared after, and with a record date of at least ten days after, such elections are received by the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided above, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account. All correspondence concerning the Plan should be directed to the Plan Agent at State Street Bank and Trust Co., P.O. Box 8200, Boston, MA 02266-8200. Please call
(800) 341-2929 between the hours of 7:30 a.m. and 5:00 p.m. Central Standard Time if you have questions regarding the Plan.



                              REPURCHASE OF SHARES



  Shares of closed-end management investment companies frequently trade at a discount to their net asset values but in some cases trade at a premium. In recognition of the possibility that the Fund's Common Shares might similarly trade at a discount, the Fund's Board of Trustees has determined that from time to time it may be in the interest of Common Shareholders for the Fund to take action to attempt to reduce or eliminate a market value discount from net asset value. The Board of Trustees, in consultation with the Adviser, will review on a quarterly basis the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the net asset value of the Common Shares, the liquidity of the assets of the Fund, whether such transactions would impair the Fund's status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions which may have a material effect on the Fund's ability to consummate such transactions. There are no assurances that the Board of Trustees will, in fact, decide to undertake either of these actions or if undertaken, that such actions will result in the Fund's Common Shares trading at a price which is equal to or approximates their net asset value. In addition, the Board of Trustees will not necessarily announce when it has given consideration to these matters. Common Shares will not be repurchased unless after such repurchase the Fund would continue to satisfy the 1940 Act asset coverage requirements with respect to the Preferred Shares or any borrowing and any asset coverage requirements which may be imposed by any rating service as a condition of its rating of the Preferred Shares or by any lender with respect to any borrowing.


  Although the Board of Trustees believes that Common Share repurchases and tenders generally could have a favorable effect on the market price of the Fund's Common Shares, it should be recognized that the acquisition of Common Shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio and decreasing the asset coverage available with respect to the Preferred Shares and any borrowing. Because of the nature of the Fund's investment objectives and policies and the Fund's portfolio, the Adviser anticipates potential difficulty in disposing of portfolio securities in order to consummate tender offers for the Common Shares. As a result, the Fund may be required to borrow money in order to finance repurchases and tenders. Interest on any such borrowings will reduce the Fund's net investment income. See "Description of Capital Structure -- Borrowings." Disposition of portfolio securities may increase the Fund's portfolio turnover rate and will result in related costs to the Fund.


  Even if a tender offer has been made, it is the Trustees' announced policy, which may be changed by the Trustees, that the Fund cannot accept tenders or effect repurchases if (1) such transactions, if consummated, would (a) result in the delisting of the Fund's Shares from the New York Stock Exchange or other national securities exchange (the Fund understands that the New York Stock Exchange would consider delisting if the aggregate market value of the Fund's outstanding Common Shares is less than $5,000,000, the number of publicly held Common Shares falls below 600,000 or the number of round-lot holders falls below 1,200) (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's taxable income to be taxed at the Fund level), or (c) result in a failure to comply with applicable asset coverage requirements; (2) the amount of securities tendered would require liquidation of such a substantial portion of the Fund's securities that the Fund would not be able to liquidate portfolio securities in an orderly manner in light of the existing market conditions and such liquidation would have an adverse effect on the net asset value of the Fund to the detriment of non-tendering Shareholders; or (3) there is, in the Board of Trustees' judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of or limitation on prices for trading in securities generally on the New York Stock Exchange, the American Stock Exchange or other national securities exchange or national market system, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States or New York State, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) threatened or actual conditions of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) any other event or condition which would have a material adverse effect on the Fund or its Shareholders if Common Shares were repurchased. The Trustees may modify these conditions in light of experience.

  Under the requirements of the 1940 Act, the Fund cannot accept tenders or effect repurchases of the Common Shares if, after deducting the amount of the purchase or tender price, the Fund's total assets, less all liabilities not represented by senior securities of the Fund, would fall below 200% of the aggregate liquidation value of the Preferred Shares plus the aggregate amount of senior securities representing indebtedness or the Fund's total assets, less all liabilities not represented by senior securities of the Fund, would fall below 300% of the aggregate amount of senior securities represented by indebtedness. In addition, the Fund may be precluded from accepting tenders or effecting repurchases at any time dividends on the Preferred Shares or payment of interest or repayment of principal on any borrowings are in arrears. Any tender offer made by the Fund for its Common Shares will be at a price equal to the net asset value of the Common Shares determined at the close of business on the day the offer ends. During the pendency of any tender offer by the Fund, the Fund will calculate daily the net asset value of the Common Shares and will establish procedures which will be specified in the tender offer documents, to enable Common Shareholders to ascertain readily such net asset value. The relative illiquidity of some of the Fund's portfolio securities could adversely impact the Fund's ability to calculate net asset value in connection with determinations of pricing for tender offers, if any. Each offer will be made and Common Shareholders notified in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder.


  Should the Fund determine to make a tender offer for its Common Shares, a notice describing the tender offer, containing information Common Shareholders should consider in deciding whether to tender their Common Shares and including instructions on how to tender Common Shares will be sent to shareholders of record. Information concerning the purchase price to be paid by the Fund and the manner in which shareholders may ascertain net asset value during the pendency of a tender offer will also be set forth in the notice. When a tender offer is authorized to be made by the Fund's Trustees, a Common Shareholder wishing to accept the offer will be required to tender all (but not less than all) of the Common Shares owned by such Shareholder (or attributed to him for federal income tax purposes under Section 318 of the Code). The Fund will purchase all Common Shares tendered in accordance with the terms of the offer unless it determines in accordance with the terms of the offer to accept none of them. Each person tendering Common Shares will pay to the Fund a reasonable service charge currently anticipated to be $25.00, subject to change, to help defray certain costs, including the processing of tender forms, effecting payment, postage and handling. It is the position of the staff of the SEC that such service charge may not be deducted from the proceeds of the purchase. The Fund's transfer agent will receive a fee as an offset to these costs. The Fund expects that the cost to the Fund of effecting a tender offer will exceed the aggregate of all service charges received from those who tender their Common Shares. Costs associated with the tender will be charged against capital.


  Tendered Common Shares that have been accepted and purchased by the Fund will be held in treasury and may be retired by the Trustees. Treasury Common Shares will be recorded and reported as an offset to Shareholders' equity and accordingly will reduce the Fund's total assets. If treasury Common Shares are retired, Common Shares issued and outstanding and capital in excess of par value will be reduced accordingly.


                        DESCRIPTION OF CAPITAL STRUCTURE



  The Fund is an unincorporated business trust established under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated April 7, 1998 (the "Declaration of Trust"). The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of Common Shares. The Declaration of Trust also authorizes the Fund to borrow money or otherwise obtain credit and in this connection issue notes or other evidence of indebtedness. The Fund intends to hold annual meetings of the holders of Common Shares in compliance with the requirements of the New York Stock Exchange.


  COMMON SHARES. The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares of beneficial interest, $.01 par value per Common Share. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Holders of Common Shares will be entitled to the payment of dividends when, as and if declared by the Board of Trustees. The 1940 Act or the terms of any borrowings or Preferred Shares may limit the payment of dividends to the holders of Common Shares. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Fund's Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding Preferred Shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Fund, requires inclusion of a clause to that effect in every agreement entered into by the Fund and indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of the trust as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.


  While there are any Preferred Shares or borrowings outstanding, the Fund may not be permitted to declare any cash dividend or other distribution on its Common Shares, unless at the time of such declaration, (i) all accrued dividends on Preferred Shares or accrued interest on borrowings has been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding Preferred Shares (expected to equal the aggregate original purchase price of the outstanding Preferred Shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the Preferred Shares from a nationally recognized statistical rating organization or as a condition to borrowing money. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund's ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. The Fund intends, however, to the extent possible to purchase or redeem Preferred Shares or to repay borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the Preferred Shares in certain circumstances in connection with any such impairment of the Fund's status as a regulated investment company. See "Investment Objective and Policies and Special Risk Factors -- Special Risk Considerations" and "Taxation." Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the Preferred Shares or the principal amount of the borrowings to the holders thereof. See "Borrowings" below.


  The Fund has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Fund's Board of Trustees. Any additional offering will not be sold at a price per Common Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund's outstanding Common Shares. The Common Shares have no preemptive rights.


  The Fund's Common Shares have been approved for listing on the New York Stock Exchange under the symbol "VVR" subject to official notice of issuance.



  As a rule, the Fund will not issue share certificates. However, upon written request to the Fund's transfer agent, a share certificate will be issued for any or all of the full Common Shares credited to an investor's account. Share certificates which have been issued to an investor may be returned at any time.



  PREFERRED SHARES. The Fund's Declaration of Trust authorizes the issuance of up to 100,000,000 shares of beneficial interest with preference rights, including the Preferred Shares, having a par value of $.01 per share, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. There can be no assurance that the Preferred Shares will be issued or, if issued, that the terms of such Preferred Shares will be as described in this Prospectus.

  Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of the Preferred Shares, have an "asset coverage" of at least 200%. With respect to the Preferred Shares, asset coverage means the ratio which the value of the total assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the Preferred Shares. If the Fund seeks a rating of the Preferred Shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the Preferred Shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the Preferred Shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Fund's Declaration of Trust) if and when it authorizes the Preferred Shares. The Fund may issue Preferred Shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the Preferred Shares may also enable the Fund to lengthen such intervals. At times, the dividend rate as redetermined on the Fund's Preferred Shares may approach or exceed the Fund's return after expenses on the investment of proceeds from the Preferred Shares and the Fund's leverage structure would result in a lower rate of return to Common Shareholders than if the Fund were not so structured. However, the Fund believes that the floating or variable rate nature of Senior Loans in which the Fund invests helps mitigate against the risks of increased dividend costs as a result of redetermined market rates adversely impacting the return to Common Shareholders.



  Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of the Preferred Shares may entitle the holders of Preferred Shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the Preferred Shareholders would not be entitled to any further participation in any distribution of assets by the Fund.



  Voting Rights. Except as indicated below and as set forth below under "Anti-Takeover Provisions in the Declaration of Trust" and "Conversion to Open-End Fund," or except as expressly required by applicable law or expressly set forth in the designation of rights and preferences with respect to the Preferred Shares, the Preferred Shareholders would have no voting rights. When Preferred Shareholders are entitled to vote, each holder would be entitled to cast one vote per Preferred Share. Holders of Preferred Shares, voting as a class, would be entitled to elect two of the Fund's Trustees. Under the 1940 Act, if at any time dividends on the Fund's Preferred Shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding Preferred Shares, voting as a class, will be entitled to elect a majority of the Fund's Trustees until all dividends in default have been paid or declared and set apart for payment. In addition, if required by an agency rating the Preferred Shares or if the Board of Trustees determines it to be in the best interests of the Common Shareholders, issuance of the Preferred Shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the Preferred Shares may be entitled to elect a majority of the Fund's Board of Trustees in other circumstances, for example, if one payment on the Preferred Shares is in arrears.



  The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a class, would be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights, or powers, or increase or decrease the number of Preferred Shares authorized to be issued. Unless a higher percentage is provided for under "Anti-Takeover Provisions in the Declaration of Trust," the affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's fundamental investment policies.


  Redemption, Purchase and Sale of Preferred Shares by Fund. The terms of the Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per

Preferred Share plus accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared, and redemption premium, if any, that the Fund may tender for or purchase Preferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. In addition, if the Preferred Shares are rated, as a condition to its rating the rating agency may impose mandatory redemption requirements if certain asset coverage or other tests are not met by the Fund or if there is an arrearage in the payment of dividends. The Preferred Shares have no preemptive rights provided for by the Declaration of Trust.


  Rating Organization Guidelines. The Fund may seek an investment grade rating for any Preferred Shares it may issue from one or more nationally recognized statistical rating organizations. The Fund intends that, as long as Preferred Shares are outstanding, the composition of its portfolio will reflect guidelines established by any such rating agency in connection with its issuance of a rating for the Preferred Shares. Although, as of the date hereof, no such rating agency has established guidelines relating to the Preferred Shares, based on previous guidelines established by such rating agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to the Preferred Shares will establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. The Fund currently anticipates that such guidelines would include asset coverage requirements which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality, fixed-income securities and certain mandatory redemption requirements relating to the Preferred Shares. No assurance can be given that the guidelines actually imposed with respect to the Preferred Shares by such rating agencies will not be more or less restrictive than as described in this Prospectus. See "Investment Objective and Policies and Special Risk Factors -- Special Risk Considerations."



  BORROWINGS. The Fund's Declaration of Trust authorizes the Fund, without prior approval of the Common Shareholders, to borrow money in an amount up to 33 1/3% of the Fund's total assets. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300%. With respect to any such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities by the Fund. Certain types of borrowing may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. Such restrictions may be more stringent than those imposed by the 1940 Act. The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the Common Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the terms of any such borrowing may and the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Any borrowing will likely rank senior to or pari passu with all other existing and future borrowings of the Fund. See "Investment Objective and Policies and Special Risk Factors -- Special Risk Considerations." The Fund may also borrow up to an additional 5% of its total assets for temporary purposes. See "Investment Restrictions" in the Statement of Additional Information.


  ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST. The Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board of Trustees is divided into three classes, with the term of one class expiring at each annual meeting of Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office only for cause by a written instrument signed by at least two-thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of Shares of the Fund that elected such Trustee and is entitled to vote on the matter.


  In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board of Trustees shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).


  The Board of Trustees has determined that provisions with respect to the Board of Trustees and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of Shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.


  CONVERSION TO OPEN-END FUND. The Fund may be converted to an open-end investment company at any time by an amendment to the Declaration of Trust. The Declaration of Trust provides that such an amendment would require the approval of (a) a majority of the Trustees, including the approval by a majority of the disinterested Trustees of the Fund, and (b) the lesser of (i) 67% or more of the Fund's Common Shares and Preferred Shares, each voting as a class, present at a meeting at which holders of more than 50% of the outstanding Shares of each class are present in person or by proxy or (ii) more than 50% of the outstanding Common Shares and Preferred Shares, each voting as a class. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the Shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all Shareholders. The composition of the Fund's portfolio likely would prohibit the Fund from complying with regulations of the SEC applicable to open-end investment companies. Accordingly, conversion likely would require significant changes in the Fund's investment policies and liquidation of a substantial portion of its relatively illiquid portfolio. Conversion of the Fund to an open-end investment company also would require the redemption of all outstanding Preferred Shares and could require the repayment of borrowings, which would eliminate the leveraged capital structure of the Fund with respect to the Common Shares. In the event of conversion, the Common Shares would cease to be listed on the New York Stock Exchange or other national securities exchange or market system. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares will be sold at net asset value plus a sales load.

                                  UNDERWRITERS



  Under the terms and conditions of the Underwriting Agreement dated as of the date hereof (the "Underwriting Agreement"), the underwriters named below (the "Underwriters"), for whom Morgan Stanley & Co. Incorporated, A.G. Edwards & Sons, Inc., Advest, Inc., Robert W. Baird & Co. Incorporated, Dain Rauscher Wessels, Fahnestock & Co. Inc., First of Michigan Corporation, Gruntal & Co. Inc., Interstate/Johnson Lane Corporation, Janney Montgomery Scott Inc., Legg Mason Wood Walker, Incorporated, McDonald & Company Securities, Inc. and Raymond James & Associates, Inc. are serving as Representatives (the "Representatives"), have severally agreed to purchase from the Fund the respective number of Common Shares set forth opposite the names of such Underwriters below:



                                                                NUMBER OF
                        UNDERWRITER                           COMMON SHARES
                        -----------                           -------------
Morgan Stanley & Co. Incorporated...........................
A.G. Edwards & Sons, Inc....................................
Advest, Inc.................................................
Robert W. Baird & Co. Incorporated..........................
Dain Rauscher Wessels.......................................
Fahnestock & Co. Inc........................................
First of Michigan Corporation...............................
Gruntal & Co. Inc. .........................................
Interstate/Johnson Lane Corporation.........................
Janney Montgomery Scott Inc.................................
Legg Mason Wood Walker, Incorporated........................
McDonald & Company Securities, Inc. ........................
Raymond James & Associates, Inc.............................
                                                                ---------
Total.......................................................
                                                                =========



  The Underwriting Agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the Common Shares offered hereby are subject to the approval of certain legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all Common Shares offered hereby (other than those covered by the Underwriters' over-allotment option described below) if any Common Shares are taken.



  The Representatives have advised the Fund that the Underwriters propose initially to offer the Common Shares to the public at the public offering price of $10.00 per share. There is no sales charge or underwriting discount charged to investors on purchases of Common Shares in the offering. Morgan Stanley Dean Witter & Co., the ultimate parent company of both the Adviser and Morgan Stanley & Co. Incorporated, or one of its affiliates has agreed to pay to the Underwriters out of its own assets compensation in the gross amount of $0.40 per Common Share (4% of the public offering price per Common Share) or an aggregate
amount of $  ($       assuming full exercise of the over-allotment option) for
all Common Shares covered by this Prospectus. Such payment will be the legal obligation of Morgan Stanley Dean Witter & Co. or such affiliate and will be made out of its own assets and will not in any way represent an obligation of the Fund or its Shareholders. The Representatives have advised the Fund that the Underwriters may pay up to $0.30 per Common Share from such payment received from Morgan Stanley Dean Witter & Co. or such affiliate, to certain dealers who sell the Common Shares.



  The Fund has granted to the Underwriters options, exercisable for 45 days from the date of this Prospectus to purchase up to an additional 900,000 Common Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such options solely for the purpose of covering over-allotments incurred in the sale of the Common Shares offered hereby. To the extent that the Underwriters exercise these options, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such Underwriter's initial commitment.

  Prior to the offering, there has been no public market for the Common Shares or any other securities of the Fund. Consequently, the initial public offering price has been determined by negotiations among the Fund, the Adviser and the Underwriters. There can be no assurance, however, that the price at which the Common Shares will sell in the public market after the offering will not be lower than the price at which they are sold by the Underwriters. The Common Shares have been approved for listing on the New York Stock Exchange under the symbol "VVR" subject to official notice of issuance. In order to meet the requirements for listing the Common Shares on the New York Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 2,000 beneficial holders. The minimum investment requirement is 100 Common Shares ($1,000).


  Pursuant to the Underwriting Agreement, the Fund and the Adviser have each agreed to indemnify the several Underwriters in connection with this offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended.


  The Fund has agreed not to offer or sell any additional Common Shares of the Fund, other than as contemplated by this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Underwriters.



  The Underwriters may take certain actions to discourage short-term trading of Common Shares during a period of time following the initial offering date. Included in these actions is the withholding of the concession and other payments to dealers in connection with Common Shares which were sold by such dealers and which are repurchased for the account of the Underwriters during such period.



  The Adviser is an affiliate of Morgan Stanley & Co. Incorporated. The Fund anticipates that Morgan Stanley & Co. Incorporated and certain other Underwriters may from time to time act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.



  Employees of the Underwriters and their respective affiliates, and officers and trustees of the Fund and any other investment company advised by the Adviser, may purchase Common Shares in this offering at the price appearing on the cover page of this Prospectus, provided that the Common Shares must be held by the investor for up to 90 days and, provided further, that if the Common Shares trade in the secondary market at a premium over the public offering price when secondary trading commences, sales to these associated persons will be canceled.



               CUSTODIAN, DIVIDEND DISBURSING AND TRANSFER AGENT



  State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02105-1713 is the custodian of the Fund and will maintain custody of the securities and cash of the Fund. The custodian, among other things, will attend to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. State Street Bank and Trust Company also will perform certain accounting services for the Fund pursuant to the Fund Accounting Agreement between it and the Fund. Boston Equiserve L.P., Blue Hills Office Park, 150 Royall Street, Canton, Massachusetts 02021, is the dividend disbursing and transfer agent of the Fund.



                                 LEGAL OPINIONS



  Certain legal matters in connection with the Common Shares offered hereby have been passed upon for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP and for the Underwriters by Davis Polk & Wardwell.



                                    EXPERTS



  The Statement of Assets and Liabilities as of             , 1998, included in
the Statement of Additional Information, has been so included in reliance on the report of KPMG Peat Marwick LLP, independent certified public accountants, given on the authority of said firm as experts in auditing and accounting.

                             ADDITIONAL INFORMATION



  The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling 1-800-341-2929.


  Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.


         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION





                                                              PAGE
                                                              ----
Investment Objective and Policies and Special Risk
  Factors...................................................  B- 2
Investment Restrictions.....................................  B- 2
Trustees and Officers.......................................  B- 4
Portfolio Transactions......................................  B- 9
Management of the Fund......................................  B-10
Net Asset Value.............................................  B-11
Taxation....................................................  B-12
Repurchase of Shares........................................  B-16
Independent Accountants' Report.............................  B-18
Statement of Assets and Liabilities as of             ,
  1998......................................................  B-19

------       ------  A Wealth of Knowledge - A Knowledge of Wealth

                          VAN KAMPEN AMERICAN CAPITAL
--------------------------------------------------------------------------------

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY ANY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS.


                  SUBJECT TO COMPLETION -- DATED MAY 13, 1998


                          VAN KAMPEN AMERICAN CAPITAL
                              SENIOR INCOME TRUST

                      STATEMENT OF ADDITIONAL INFORMATION


  Van Kampen American Capital Senior Income Trust (the "Fund"), is a non-diversified, closed-end management investment company whose investment objective is to provide a high level of current income, consistent with preservation of capital. This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Fund
dated                     , 1998 (the "Prospectus"). This Statement of
Additional Information does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling 1-800-341-2929. This Statement of Additional Information incorporates by reference the entire Prospectus.


                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Investment Objective and Policies and Special Risk
  Factors...................................................  B- 2
Investment Restrictions.....................................  B- 2
Trustees and Officers.......................................  B- 4
Portfolio Transactions......................................  B- 9
Management of the Fund......................................  B-10
Net Asset Value.............................................  B-11
Taxation....................................................  B-12
Repurchase of Shares........................................  B-16
Independent Accountants' Report.............................  B-18
Statement of Assets and Liabilities as of                  ,
  1998......................................................  B-19


  The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. (the "SEC"). These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.

  THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED                     , 1998

                       INVESTMENT OBJECTIVE AND POLICIES

                            AND SPECIAL RISK FACTORS



  The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective through investment primarily in a professionally managed portfolio of interests in floating or variable rate Senior Loans to Borrowers. Although the Fund's net asset value will vary, the Fund's policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize the fluctuations in the Fund's net asset value as a result of changes in interest rates. Senior Loans in which the Fund will purchase interests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally the prime rate offered by one or more major United States banks, the London Inter-Bank Offered Rate, the Certificate of Deposit rate or other base lending rates used by commercial lenders. The Fund's net asset value may be affected by changes in the credit quality of Borrowers with respect to Senior Loan interests in which the Fund invests. Fluctuations in net asset value may be magnified as a result of the Fund's use of leverage. In addition, the Fund's use of leverage may affect the Fund's ability to make distributions. The Common Shares may trade at a discount or premium to net asset value. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objective. For further discussion of the characteristics of Senior Loan interests and associated special risk considerations, see "Investment Objective and Policies and Special Risk Factors" in the Prospectus.


  The following table is intended to provide investors with a comparison of short-term money market rates. This comparison should not be considered a representation of future money market rates, nor what an investment in the Fund may earn or what an investor's yield or total return may be in the future.

                                                                COMPARISON OF
                                                            MONEY MARKET RATE AND
                                                       LONDON INTER-BANK OFFERED RATE
                                                     (AS OF 12/31 OF EACH CALENDAR YEAR)
                      -------------------------------------------------------------------------------------------------
                       1984      1985      1986      1987      1988      1989      1990      1991      1992      1993
                       ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
3 Month Treasury
 Bill Rate(1).......  8.6000%   7.1000%   5.5300%   5.7700%   8.0700%   7.6300%   6.7400%   4.0700%   3.2200%   3.0600%
3 Month LIBOR(2)....  8.7500%   8.0000%   6.3750%   7.4375%   9.6200%   8.3750%   7.6300%   4.3125%   3.4375%   3.3750%

                                  COMPARISON OF
                              MONEY MARKET RATE AND
                         LONDON INTER-BANK OFFERED RATE
                       (AS OF 12/31 OF EACH CALENDAR YEAR)
                      -------------------------------------
                       1994      1995      1996      1997
                       ----      ----      ----      ----
3 Month Treasury
 Bill Rate(1).......  5.6000%   5.1400%   4.9100%   5.1600%
3 Month LIBOR(2)....  6.5000%   5.6250%   5.5625%   5.8125%

---------------

(1)  The 3 Month Treasury Bill Rate. Source: Bloomberg.

(2) The 3 Month London Inter-Bank Offered Rate represents the rate at which most creditworthy international banks dealing in Eurodollars charge each other for large loans. Source: Bloomberg.

                              INVESTMENT RESTRICTIONS

  The Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority (defined as the lesser of (i) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at such meeting, or (ii) more than 50% of the outstanding voting securities) of the Fund's outstanding Common Shares. All other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. In accordance with the foregoing, the Fund may not:

   1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund's assets, the Fund may invest up to 25% of its assets in the securities of any one issuer. For purposes of this restriction, the term issuer includes both the Borrower under a Loan Agreement and the Lender selling a Participation to the Fund together with any other persons interpositioned between such Lender and the Fund with respect to a Participation.

   2. Purchase any security if, as a result of such purchase, 25% or more of the Fund's total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies being treated as separate industries for purposes of this restriction); provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.


   3. Issue senior securities (including borrowing money or entering into reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes, or pledge its assets other than to secure such issuance or in connection with hedging transactions, when-issued and delayed delivery transactions and similar investment strategies.


   4. Make loans of money or property to any person, except for obtaining interests in Senior Loans in accordance with its investment objective, through loans of portfolio securities or the acquisition of securities subject to repurchase agreements.

   5. Buy any security "on margin." Neither the deposit of initial or variation margin in connection with hedging transactions nor short-term credits as may be necessary for the clearance of such transactions is considered the purchase of a security on margin.

   6. Sell any security "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except to the extent that the hedging transactions in which the Fund may engage would be deemed to be any of the foregoing transactions.

   7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of or granting of interests in Senior Loans or other securities acquired by the Fund.

   8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under Loan Agreements would be deemed to constitute such control or participation.

   9. Invest in securities of other investment companies, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. The Fund will rely on representations of Borrowers in Loan Agreements in determining whether such Borrowers are investment companies.

  10. Buy or sell oil, gas or other mineral leases, rights or royalty contracts except pursuant to the exercise by the Fund of its rights under Loan Agreements. In addition, the Fund may purchase securities of issuers which deal in, represent interests in or are secured by interests in such leases, rights or contracts.

  11. Purchase or sell real estate, commodities or commodities contracts except pursuant to the exercise by the Fund of its rights under Loan Agreements, except to the extent the interests in Senior Loans the Fund may invest in are considered to be interests in real estate, commodities or commodities contracts and except to the extent that hedging instruments the Fund may invest in are considered to be commodities or commodities contracts.

  12. Notwithstanding the investment policies and restrictions of the Fund, upon approval of the Board of Trustees, the Fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the Fund.

  For purposes of investment restriction numbers 1 and 2, the Fund will consider all relevant factors in determining whether to treat the Lender selling a Participation and any persons interpositioned between such

Lender and the Fund as an issuer, including: the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Fund's custodian); the credit quality of such Lender or interpositioned person; general economic conditions applicable to such Lender or interpositioned person; and other factors relating to the degree of credit risk, if any, of such Lender or interpositioned person incurred by the Fund.

  The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Fund's investment objective. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that the annual portfolio turnover rate of the Fund will not be in excess of 100%. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Fund and its shareholders.

                             TRUSTEES AND OFFICERS


  The table below sets forth the officers and trustees of the Fund, their principal occupations for the last five years and their affiliations, if any, with the Adviser, Van Kampen American Capital Asset Management, Inc. (the "AC Adviser"), Van Kampen American Capital Management, Inc., Van Kampen American Capital Distributors, Inc. ("VKACDI"), Van Kampen American Capital, Inc. ("VKAC"), Van Kampen American Capital Advisors, Inc., ACCESS Investor Services, Inc., Van Kampen Merritt Equity Advisors Corp., Van Kampen American Capital Insurance Agency of Illinois, Inc., VK/AC System, Inc., Van Kampen American Capital Recordkeeping Services, Inc., American Capital Contractual Services, Inc., Van Kampen American Capital Trust Company, Van Kampen American Capital Exchange Corporation, or VK/AC Holding, Inc. (affiliates of the Adviser). Unless otherwise noted the address of each of the Trustees and officers is One Parkview Plaza, Oakbrook Terrace, IL 60181.



DENNIS J. MCDONNELL,* DATE OF BIRTH 05/20/42, PRESIDENT, CHAIRMAN OF THE BOARD AND TRUSTEE. Mr. McDonnell is President, Chief Operating Officer and a Director of the Adviser, AC Adviser, Van Kampen American Capital Advisors, Inc., and Van Kampen American Capital Management, Inc. He is also an Executive Vice President and Director of VK/AC Holding, Inc., and VKAC. He is the President and a Trustee, Director or Managing General Partner of other investment companies advised by the Adviser, the AC Adviser and Van Kampen American Capital Management, Inc. Prior to September of 1996, Mr. McDonnell was Chief Executive Officer and Director of MCM Group, Inc., McCarthy, Crisanti & Maffei, Inc. and Chairman and Director of MCM Asia Pacific Company, Limited and MCM (Europe) Limited. Mr. McDonnell is also a Trustee, Director or Managing General Partner of other investment companies advised by the Adviser, the AC Adviser and Van Kampen American Capital Management, Inc.



THEODORE A. MYERS, DATE OF BIRTH 08/03/30, TRUSTEE. Mr. Myers is a Senior Financial Advisor of Qualitech Steel Corporation, a manufacturer of special quality bar products, as well as iron carbide (a steel scrap substitute). Mr. Myers is a Director of COVA Series Trust of COVA Financial Life Insurance (formerly known as Xerox Life). He is also a member of the Arthur Anderson Chief Financial Officer Advisory Committee. Prior to 1997, Mr. Myers was a Director of McClouth Steel, and prior to July of 1996, Mr. Myers was an Executive Vice President and Chief Financial Officer of Qualitech Steel Corporation. Prior to August, 1993, Mr. Myers was Senior Vice President, Chief Financial Officer and a Director of Foods Brand America (formerly known as Doskocil Companies, Inc.), a food processing and distribution company. Prior to January, 1990, Mr. Myers was Vice President and Chief Financial Officer of Inland Steel Industries. His address is 550 Washington Avenue, Glencoe, Illinois 60022. Mr. Myers is also a Trustee, Director or Managing General Partner of other investment companies advised by the Adviser, the AC Adviser and Van Kampen American Capital Management, Inc.



ROD DAMMEYER, DATE OF BIRTH 11/05/40, TRUSTEE. Mr. Dammeyer is Managing Partner of Equity Group Investments, Inc. (EGI), a company that makes private equity investments in other companies, and Vice Chairman and Director of Anixter International Inc., a value-added provider of integrated networking and cabling solutions that support business information and network infrastructure requirements (employed by Anixter since 1985). Prior to 1997, Mr. Dammeyer was President, Chief Executive Officer and a Director of

Great American Management & Investment, Inc., a diversified manufacturing company. He is also a member of the Board of Directors of TeleTech Holdings Inc., Lukens, Inc., Metal Management, Inc., Stericycle, Inc., Transmedia Networks, Inc., Jacor Communications, Inc., CNA Surety, Corp., IMC Global Inc., Antec Corporation, Groupo Azucarero Mexico (GAM) and Kent State University Foundation. Mr. Dammeyer was previously a Director of Santa Fe Energy Resources, Inc., Falcon Building Products, Inc., Lomas Financial Corporation, Santa Fe Pacific Corporation, Q-Tel, S.A. de C.V. and Servicios Financieros Quadrum, S.A. Prior to 1998, Mr. Dammeyer was a Director of Capsure Holdings Corp., Revco D.S., Inc., the Chase Manhattan Corporation National Advisory Board and Sealy, Inc. His address is Two North Riverside Plaza, Suite 1950, Chicago, Illinois 60606. Mr. Dammeyer is also a Trustee, Director or Managing General Partner of other investment companies advised by the Adviser, the AC Adviser and Van Kampen American Capital Management, Inc.



DAVID C. ARCH, DATE OF BIRTH 07/17/45, TRUSTEE. Mr. Arch is Chairman and Chief Executive Officer of Blistex Inc., a consumer health care product's manufacturer, and a Director of Elmhurst College and the Illinois Manufacturers' Association. His address is 1800 Swift Drive, Oak Brook, Illinois 60523. Mr. Arch is also a Trustee, Director or Managing General Partner of other investment companies advised by the Adviser, the AC Adviser and Van Kampen American Capital Management, Inc.



STEVEN MULLER, DATE OF BIRTH 11/22/27, TRUSTEE. Dr. Muller is President Emeritus of The Johns Hopkins University. He is also a Director of Beneficial Corporation (bank holding company) and Millpore Corporation (biotechnology). Prior to December, 1997, Dr. Muller was a Trustee of the Common Sense Trust and Chairman of The 21st Century Foundation (public affairs). Prior to May, 1997 he was a Director of BT Alex. Brown & Sons (investment banking). His address is The Johns Hopkins University, Suite 711, 1619 Massachusetts Avenue, N.W., Washington, D.C. 20036. Dr. Muller is also a Trustee, Director and Managing General Partner of other investment companies advised by the Adviser, the AC Adviser and Van Kampen American Capital Management, Inc.



HOWARD J KERR, DATE OF BIRTH 11/17/35, TRUSTEE. Mr. Kerr is President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company. Mr. Kerr is also a Director of Canbra Foods, Ltd., a Canadian oilseed crushing, refining, processing and packaging operation. Prior to 1991, Mr. Kerr was President, Chief Executive Officer and Chairman of the Board of Directors of Grabill Aerospace Industries, Ltd. His address is 736 North Western Ave., P.O. Box 317, Lake Forest, Illinois 60045. Mr. Kerr is a Trustee, Director or Managing General Partner of other investment companies advised by the Adviser, the AC Adviser and Van Kampen American Capital Management, Inc.



DON G. POWELL,* DATE OF BIRTH 10/19/39, TRUSTEE. Mr. Powell is Chairman and a Director of VKAC, VKACDI, the Adviser, the AC Adviser, VK/AC Holding, Inc., Van Kampen American Capital Management, Inc., Van Kampen American Capital Advisors, Inc., ACCESS Investor Services, Inc., Van Kampen American Capital Recordkeeping Services, Inc., American Capital Contractual Services, Inc., Van Kampen American Capital Insurance Agency of Illinois, Inc., VK/AC System, Inc., Van Kampen American Capital Trust Company, and Van Kampen American Capital Exchange Corporation. Prior to September 1996, Mr. Powell was Chairman and Director of McCarthy, Crisanti & Maffei, Inc. Mr. Powell is Chairman of the Board of Governors and the Executive Committee of the Investment Company Institute. Mr. Powell is also a Trustee or Director of other investment companies advised by the Adviser, the AC Adviser and Van Kampen American Capital Management, Inc.



HUGO F. SONNENSCHEIN, DATE OF BIRTH 11/14/40, TRUSTEE. Mr. Sonnenschein is President of the University of Chicago. Mr. Sonnenschein is a member of the Board of Trustees of the University of Rochester and a member of its investment committee. Prior to July, 1993, Mr. Sonnenschein was Provost of Princeton University, and, from 1988 to 1991, Mr. Sonnenschein was Dean of the School of Arts and Sciences at the University of Pennsylvania. Mr. Sonnenschein is a member of the National Academy of Sciences and a fellow of the American Academy of Arts and Sciences. His address is 5801 South Ellis Avenue, Suite 502, Chicago, Illinois 60637. Mr. Sonnenschein is also a Trustee, Director or Managing General Partner of other investment companies advised by the Adviser, the AC Adviser and Van Kampen American Capital Management, Inc.



WAYNE W. WHALEN,* DATE OF BIRTH 08/22/39, TRUSTEE. Mr. Whalen is a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom (Illinois). His address is 333 West Wacker Drive, Chicago, Illinois 60606.

Mr. Whalen is also a Trustee, Director or Managing General Partner of other investment companies advised by the Adviser, the AC Adviser and Van Kampen American Capital Management, Inc.



PETER W. HEGEL, DATE OF BIRTH 06/25/56, VICE PRESIDENT. Mr. Hegel is Executive Vice President and Portfolio Manager of the Adviser. He is Executive Vice President of the AC Adviser, Van Kampen American Capital Management, Inc. and Van Kampen American Capital Advisors, Inc. Prior to September of 1996, Mr. Hegel was a Director of McCarthy, Crisanti & Maffei, Inc. His address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181. He is Vice President of other investment companies advised by the Adviser, the AC Adviser and Van Kampen American Capital Management, Inc.



JEFFREY W. MAILLET, DATE OF BIRTH 09/30/56, VICE PRESIDENT. Mr. Maillet is Senior Vice President and Portfolio Manager of the Adviser. He is Senior Vice President of Van Kampen American Capital Management, Inc., and the AC Adviser. His address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



RONALD A. NYBERG, DATE OF BIRTH 07/29/53, VICE PRESIDENT AND SECRETARY. Mr. Nyberg is Executive Vice President, General Counsel, Secretary and Director of VKAC and VK/AC Holding, Inc. Mr. Nyberg is also Executive Vice President, General Counsel and Assistant Secretary of ACCESS Investor Services, Inc., and Executive Vice President, General Counsel, Assistant Secretary and Director of the Adviser, the AC Adviser, Van Kampen American Capital Advisors, Inc., Van Kampen American Capital Management, Inc., VKACDI, Van Kampen American Capital Exchange Corporation, American Capital Contractual Services, Inc., Van Kampen American Capital Insurance Agency of Illinois, Inc. and Van Kampen American Capital Trust Company. Prior to September of 1996, he was General Counsel of McCarthy, Crisanti & Maffei, Inc. He is a Vice President and Secretary of other investment companies advised by the Adviser, the AC Adviser and Van Kampen American Capital Management, Inc., and is a Director of ICI Mutual Insurance Co., a provider of insurance to members of the Investment Company Institute. His address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



EDWARD C. WOOD, III, DATE OF BIRTH 01/11/56, VICE PRESIDENT AND CHIEF FINANCIAL OFFICER. Mr. Wood is Senior Vice President of the Adviser, the AC Adviser, and Van Kampen American Capital Management, Inc. He is also Senior Vice President and Chief Operating Officer of VKACDI. His address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Mr. Wood is Vice President and Chief Financial Officer of other investment companies advised by the Adviser, the AC Adviser and Van Kampen American Capital Management, Inc.



CURTIS W. MORELL, DATE OF BIRTH 08/04/46, VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER. Mr. Morell is Senior Vice President of the Adviser and the AC Adviser. His address is 2800 Post Oak Blvd., Houston, TX 77056. Mr. Morell is Vice President and Chief Accounting Officer each of other investment companies advised by the Adviser, the AC Adviser and Van Kampen American Capital Management, Inc.



WESTON B. WETHERELL, DATE OF BIRTH 06/15/56, ASSISTANT SECRETARY. Mr. Wetherell is Vice President, Associate General Counsel and Assistant Secretary of VKAC, VKACDI, the Adviser, the AC Adviser, Van Kampen American Capital Management, Inc., and Van Kampen American Capital Advisors, Inc. Prior to September of 1996, Mr. Wetherell was Assistant Secretary of McCarthy, Crisanti & Maffei, Inc. His address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Mr. Wetherell is an Assistant Secretary of other investment companies advised by the Adviser, the AC Adviser and Van Kampen American Capital Management, Inc.



NICHOLAS DALMASO, DATE OF BIRTH 03/01/65, ASSISTANT SECRETARY. Mr. Dalmaso is Vice President, Assistant Secretary and Associate General Counsel of VKAC. Mr. Dalmaso is also Vice President, Assistant Secretary and Associate General Counsel of the Adviser, the AC Adviser, VKACDI, Van Kampen American Capital Advisors, Inc. and Van Kampen American Capital Management, Inc. His address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Mr. Dalmaso is Assistant Secretary of other investment companies advised by the Adviser, the AC Adviser and Van Kampen American Capital Management, Inc.



SCOTT E. MARTIN, DATE OF BIRTH 08/20/56, ASSISTANT SECRETARY. Mr. Martin is Senior Vice President, Deputy General Counsel and Assistant Secretary of VKAC, VK/AC Holding, Inc., and Senior Vice President, Deputy General Counsel and Secretary of VKACDI, the Adviser, the AC Adviser, Van Kampen American

Capital Advisors, Inc., ACCESS Investor Services, Inc., Van Kampen American Capital Insurance Agency of Illinois, Inc., VK/AC System, Inc. and Van Kampen American Capital Recordkeeping Services, Inc., Van Kampen American Capital Exchange Corporation, American Capital Contractual Services, Inc., and Van Kampen American Capital Management, Inc. Prior to September of 1996, Mr. Martin was Deputy General Counsel and Secretary of McCarthy, Crisanti & Maffei, Inc. His address in One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Mr. Martin is an Assistant Secretary of other investment companies advised by the Adviser, the AC Adviser and Van Kampen American Capital Management, Inc.



HUEY P. FALGOUT, JR., DATE OF BIRTH 11/15/63, ASSISTANT SECRETARY. Mr. Falgout is Vice President and an Attorney of VKAC. He is Vice President and Assistant Secretary of the Adviser and the AC Adviser, ACCESS Investor Services, Inc., American Capital Contractual Services, Inc., Van Kampen American Capital Management, Inc., Van Kampen American Capital Exchange Corporation, Van Kampen American Capital Advisors, Inc. and VKACDI. His address is 2800 Post Oak Blvd., Houston, TX 77056. Mr. Falgout is Assistant Secretary of other investment companies advised by the Adviser, the AC Adviser and Van Kampen American Capital Management, Inc.



JOHN L. SULLIVAN, DATE OF BIRTH 08/20/55, TREASURER. Mr. Sullivan is First Vice President of the Adviser and the AC Adviser. His address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Mr. Sullivan is Treasurer of other investment companies advised by the Adviser, the AC Adviser and Van Kampen American Capital Management, Inc.



STEVEN M. HILL, DATE OF BIRTH 10/16/64, ASSISTANT TREASURER. Mr. Hill is Vice President of the Adviser and the AC Adviser. His address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Mr. Hill is Assistant Treasurer of other investment companies advised by the Adviser, the AC Adviser and Van Kampen American Capital Management, Inc.



TANYA M. LODEN, DATE OF BIRTH 11/19/59, CONTROLLER. Ms. Loden is Vice President of the Adviser and the AC Adviser. Her address is 2800 Post Oak Blvd., Houston, TX 77056. Ms. Loden is Controller of other investment companies advised by the Adviser, the AC Adviser and Van Kampen American Capital Management, Inc.



MICHAEL ROBERT SULLIVAN, DATE OF BIRTH 03/30/33, ASSISTANT CONTROLLER. Mr. Sullivan is Assistant Vice President of the Adviser and the AC Adviser. His address is 2800 Post Oak Blvd., Houston, TX 77056. Mr. Sullivan is Assistant Controller of other investment companies advised by the Adviser, the AC Adviser and Van Kampen American Capital Management, Inc.



     *Such trustees are "interested persons" as defined in the 1940 Act. Messrs. McDonnell and Powell are interested persons of the Adviser and the Fund by reason of their positions at the Adviser. Mr. Whalen is an interested person of the Fund for reason of his law firm acting as counsel for the Fund.



The officers and Trustees hold the same positions with other funds in the Fund Complex (defined below). The officers and Trustees as a group own less than 1% of the Fund's outstanding Common Shares. As of the date of this Statement of Additional Information, VKAC or its subsidiaries owns 100% of the issued and outstanding Common Shares and as a result is deemed to control the Fund. After the offering, no one person is expected to hold a controlling interest in the Fund. The compensation of the officers and trustees who are affiliated persons (as defined in the 1940 Act) of the Adviser or VKAC is paid by the respective entity. The Fund pays the compensation of all other officers and trustees of the Fund. Funds in the Fund Complex, including the Fund, pay the Trustees who are not affiliated persons of the Adviser or VKAC, an annual retainer in an amount equal to the product of $2,500 multiplied by the number of funds in the Fund Complex, which retainer is allocated among the funds based on the relative net assets of such funds, and $250 per fund per meeting of the Board of Trustees, as well as reimbursement of expenses incurred in connection with such meetings. Under the Fund's retirement plan, trustees who are not affiliated with the Adviser or VKAC, have at least ten years of service (including years of service prior to adoption of the retirement plan) and retire at or after attaining the age of 60, are eligible to receive a retirement benefit equal to $2,500 for each of the ten years following such trustee's retirement. Under certain conditions, reduced benefits are available for early retirement. Under the Fund's deferred compensation plan, a trustee who is not affiliated with the Adviser or VKAC can elect to defer receipt of all or a portion of the trustee's fees earned by such trustee until such trustee's retirement. The deferred compensation earns a rate of return determined by reference to the Fund or other funds in the Fund Complex selected by the trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of other funds in the Fund Complex in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Subject to certain exceptions and limitations, as fully described in Section 5.3 of the Fund's Declaration of Trust on file with the SEC, the Fund indemnifies every Trustee and officer of the Fund against liabilities and expenses reasonably incurred or paid in connection with any claim, action, suit or proceeding in which he becomes involved by virtue of his being or having been a Trustee or officer. Such indemnification is unavailable for any Trustee or officer who is deemed to have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of his duties or to not have acted in good faith in the reasonable belief that his action was in the best interest of the Fund.


COMPENSATION TABLE



                                                                              FUND COMPLEX
                                                         ------------------------------------------------------
                                                             ESTIMATED
                                         ESTIMATED       AGGREGATE PENSION                           TOTAL
                                         AGGREGATE         OR RETIREMENT        ESTIMATED        COMPENSATION
                                        COMPENSATION     BENEFITS ACCRUED    AGGREGATE ANNUAL   BEFORE DEFERRAL
                                      BEFORE DEFERRAL       AS PART OF        BENEFITS UPON        FROM FUND
              NAME(1)                 FROM THE FUND(2)      EXPENSES(3)       RETIREMENT(4)       COMPLEX(5)
              -------                 ----------------   -----------------   ----------------   ---------------
David C. Arch.......................       $1,650             $ 7,912            $85,000           $157,750
Rod Dammeyer........................        1,650              14,303             85,000            157,750
Howard J Kerr.......................        1,650              27,338             85,000            157,750
Steven Muller.......................        1,650                   0                  0                  0
Theodore A. Myers...................        1,650              57,361             85,000            157,750
Hugo F. Sonnenschein................        1,650              13,493             85,000            157,750
Wayne W. Whalen.....................        1,650              16,155             85,000            157,250


---------------

(1) Messrs. McDonnell and Powell are each an affiliated person of the Adviser and do not receive compensation or retirement benefits from the Fund.



(2) As of the date of this Statement of Additional Information the Fund had not commenced investment operations and, accordingly, no trustees received compensation related to its operation. The amounts shown in this column are the estimated aggregate compensation of the Fund before deferral by the trustees under the deferred compensation plan for the upcoming fiscal year. The deferred compensation plan is described above the table. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the Common Shares of the Fund or other funds in the Fund Complex (as defined below) as selected by the respective trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of these funds selected by the trustees in order to match the deferred compensation obligation.



(3) The amounts shown in this column represent the sum of the estimated pension or retirement benefit accruals expected to be accrued by the 34 operating funds in the Fund Complex as of December 31, 1997 for their respective fiscal years end in 1997. The Fund is expected to accrue in total approximately $3,800 covering all of the trustees named above in its first full fiscal year. The retirement plan is described above the table.



(4) The amounts shown in this column represent the sum of the estimated annual benefits payable per year by the 34 operating funds in the Fund Complex as of December 31, 1997 for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Fund is expected to pay benefits of $2,500 per year for each year of the 10-year period commencing in the year of such trustee's retirement to those trustees who retire at or over the age of 60 and with at least ten years of service to the Fund. The retirement plan is described above the compensation table.



(5) The "Fund Complex" currently consists of 41 investment companies (including the Fund) advised by the Adviser or its affiliates that have the same members on each investment company's Board of Trustees. The amounts shown in this column are accumulated from the Aggregate Compensation of 34 operating investment companies in the Fund Complex for the year ended December 31, 1997 before deferral by the trustees under the deferred compensation plan. Amounts deferred are retained by the respective fund and earn a rate of return determined by references to either the return on the Common Shares of the Fund or common shares of other funds in the Fund Complex (as defined below) as selected by the respective trustee. To the extent permitted by the 1940 Act, the respective fund may invest in securities of the funds selected by the trustees in order to match the deferred compensation obligation. The Adviser also serves as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell, Whalen and Powell, the Trustees are not trustees of other investment companies. Combining the Fund Complex with other investment companies advised by the Adviser or its affiliates, Mr. Whalen received Total Compensation of $268,447 for the year ended December 31, 1997.



                             PORTFOLIO TRANSACTIONS



  With respect to interests in Senior Loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which the Adviser will negotiate on behalf of the Fund, although a more developed market may exist for certain Senior Loans. The Fund may be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to the Lender selling Participations or Assignments to the Fund. The Adviser will determine the Lenders from whom the Fund will purchase Assignments and Participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. Although the Fund intends generally to hold interests in Senior Loans until maturity or prepayment of the Senior Loan, the illiquidity of many Senior Loans may restrict the ability of the Adviser to locate in a timely manner persons willing to purchase the Fund's interests in Senior Loans at a fair price should the Fund desire to sell such interests. See "Investment Objective and Policies and Special Risk Factors."


  With respect to investments other than in Senior Loans, the Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits so obtained are available for all clients of the Adviser. Because statistical and other research information only supplements the research efforts of the Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce materially its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration the fact that certain firms have sold Common Shares of the Fund and that certain firms provide market, statistical or other research information to the Fund and the Adviser and may select firms that are affiliated with the Fund, the Adviser or VKAC.

  If it is believed to be in the best interest of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of services described above, even if the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if the Adviser did not consider the broker's furnishing of such services. This will be done, however, only if, in the opinion of the Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of the services.

  If purchases or sales of financial instruments for the Fund and for one or more other investment companies or clients advised by the Adviser are considered at or about the same time, transactions in such financial instruments will be allocated among the several investment companies and clients, in a manner deemed equitable by the Adviser, to each such investment company or client, taking into account their respective sizes and the aggregate amount of financial instruments to be purchased or sold. In this regard allocations of Senior Loans by the Adviser will be made taking into account a variety of factors, including the assets of such clients then available for investment in Senior Loans, such clients' relative net asset value and such clients' investment objectives, policies and limitations. Although in some cases this procedure could have a detrimental effect on the price paid by the Fund for the financial instrument or the volume of the financial instrument purchased by the Fund, the ability to participate in volume transactions and to negotiate lower commissions, fees and expenses possibly could benefit the Fund.

  Although the Adviser will be responsible for the management of the Fund's portfolio, the policies and practices in this regard must be consistent with the foregoing and will be subject at all times to review by the Trustees of the Fund. The Fund anticipates that the annual portfolio turnover rate will not exceed 100%.

  The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act, which requires that the commissions paid to affiliates of the Fund, or to affiliates of such persons, be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar financial instruments during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After review of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee will be reduced by all or a portion of the brokerage commissions given to brokers that are affiliated with the Fund.

                             MANAGEMENT OF THE FUND

THE ADVISER


  The Adviser was incorporated as a Delaware corporation in 1982. The Adviser is a wholly-owned subsidiary of VKAC. VKAC is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.


  VKAC is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $60 billion under management or supervision. VKAC's more than 50 open-end and 37 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide.


  Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., Morgan Stanley & Co. Incorporated, Dean Witter Reynolds Inc., Dean Witter InterCapital Inc. and Morgan Stanley & Co. International Limited are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.


INVESTMENT ADVISORY AGREEMENT


  The investment advisory agreement (the "Advisory Agreement") between the Adviser and the Fund will continue in effect until April 22, 1999 and thereafter from year to year, unless earlier terminated as described below, if approved annually (a) by the Trustees of the Fund or by a majority of the Fund's Common Shares and (b) by a majority of the Trustees who are not parties to the agreement or interested persons of any such party, in compliance with the requirements of the 1940 Act. The Advisory Agreement may be terminated without penalty upon 60 days written notice by either party (in the case of the Fund, such termination may be effected by the Board of Trustees or by a majority of the Common Shares) and will automatically terminate in the event of assignment. The Adviser may in its sole discretion from time to time waive all or a portion of the advisory fee or reimburse the Fund for all or a portion of its other expenses.



  The Advisory Agreement between the Adviser and the Fund provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of financial institutions through whom the Fund's portfolio transactions are executed. The Adviser also furnishes necessary facilities and equipment, and permits its officers and employees to serve without compensation as trustees and officers of the Fund if duly elected to such positions.


  The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.


  The Trustees are responsible for the overall management and supervision of the Fund's affairs. The Adviser's activities are subject to the review and supervision of the Trustees to whom the Adviser renders periodic reports of the Fund's investment activities.



  The Fund pays all other expenses incurred in the operation of the Fund including, but not limited to, direct charges relating to the purchase and sale of financial instruments in its portfolio, interest charges, fees and expenses of legal counsel and independent auditors, taxes and governmental fees, cost of share certificates, expenses (including clerical expenses) of issuance, sale or repurchase of any of the Fund's portfolio holdings, expenses in connection with the Fund's dividend reinvestments, membership fees in trade associations, expenses of registering and qualifying the Common Shares of the Fund for sale under federal and state securities laws, expenses of printing and distributing reports, notices and proxy materials to existing holders of Common Shares, expenses of filing reports and other documents filed with governmental agencies, expenses of annual and special meetings of holders of Common Shares, fees and disbursements of the transfer agents, custodians and sub-custodians, expenses of disbursing dividends and distributions, fees, expenses and out-of-pocket costs of Trustees of the Fund who are not affiliated with the Adviser, insurance premiums, indemnification and other expenses not expressly provided for in the Advisory Agreement or the Administration Agreement and any extraordinary expenses of a nonrecurring nature.


THE ADMINISTRATOR


  The administrator for the Fund is VKAC.



OTHER AGREEMENTS


  LEGAL SERVICES AGREEMENT. The Fund has entered into a Legal Services Agreements pursuant to which VKAC provides legal services, including without limitation: accurate maintenance of the Funds' minute books and records, preparation and oversight of the Funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurances and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Certain other funds advised by the Adviser are distributed by VKACDI, an indirect affiliate of the Fund, and also receive legal services from VKAC. Of the total costs for legal services provided to funds distributed by VKACDI, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

                                NET ASSET VALUE

  The net asset value per share of the Fund's Common Shares is determined by calculating the total value of the Fund's assets, deducting its total liabilities and the liquidation value of the Fund's Preferred Shares (without giving effect to any potential redemption premium with respect to such Preferred Shares), and dividing the result by the number of Common Shares outstanding. The net asset value will be computed on each business day as of 5:00 p.m. Eastern time. The Fund reserves the right to calculate the net asset value more frequently if deemed desirable.

  The value of the Fund's portfolio will be determined by the Adviser, following guidelines established and periodically reviewed by the Trustees. Interests in Senior Loans will be valued by the Adviser on behalf of the Fund on the basis of market quotations and transactions in instruments which the Adviser believes may be comparable to Senior Loan interests with respect to the following characteristics: credit quality, interest rate, interest rate redetermination period and maturity. Such instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loan interests in the Fund's portfolio. In determining the relationship between such instruments and the Senior Loan interests in the Fund's portfolio, the Adviser will consider on an ongoing basis, among other factors, (i) the credit worthiness of the Borrower and (ii) the current interest rate, the period until next interest rate redetermination and maturity of such Senior Loan interests. It is expected that the Fund's net asset value will fluctuate as a function of interest rate and credit factors. Because of the short-term nature of such instruments, however, the Fund's net asset value is expected to fluctuate less in response to changes in interest rates than the net asset values of investment companies with portfolios consisting primarily of fixed-income or longer term securities. The Adviser believes that Lenders selling Senior Loan interests or otherwise involved in a Senior Loan transaction may tend, in valuing Senior Loan interests for their own account, to be less sensitive to interest rate and credit quality changes and, accordingly, the Adviser does not intend to rely solely on such valuations in valuing the Senior Loan interests for the Fund's account. In addition, because a secondary trading market in Senior Loans has not yet fully developed, in valuing Senior Loans, the Adviser may not rely solely on but may consider, to the extent the Adviser believes such information to be reliable, prices or quotations provided by banks, dealers or pricing services with respect to secondary market transactions in Senior Loans. To the extent that an active secondary market in Senior Loan interests develops to a reliable degree, the Adviser may rely to an increasing extent on such market prices and quotations in valuing the Senior Loan interests in the Fund's portfolio. In light of the senior nature of Senior Loan interests that may be included in the Fund's portfolio and taking into account the Fund's access to non-public information with respect to Borrowers relating to such Senior Loan interests, the Adviser does not currently believe that consideration on a systematic basis of ratings provided by any nationally recognized statistical rating organization or price fluctuations with respect to long- or short-term debt of such Borrowers subordinate to the Senior Loans of such Borrowers is necessary for the determination of the value of such Senior Loan interests. Accordingly, the Adviser generally will not systematically consider (but may consider in certain instances) and, in any event, will not rely upon such ratings or price fluctuations in determining the value of Senior Loan interests in the Fund's portfolio.

  Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation.

  Short-term obligations which mature in 60 days or less will be valued at amortized cost, if their original term to maturity when acquired by the Fund was 60 days or less, or will be valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Fund was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements will be valued at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets will be valued at fair value as determined in good faith by or on behalf of the Trustees.

                                    TAXATION

FEDERAL TAXATION


  The Fund intends to elect and to qualify each year to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities and gains from the sale or other disposition of securities or certain other related income; and
(b) diversify its holdings so that at the end of each quarter of the Fund's taxable year (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of the Fund's assets or more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).


  If the Fund so qualifies and distributes each year to its Shareholders at least 90% of its net investment income (including among other things, interest and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses) from that year, it will not be required to pay federal income taxes on any income distributed to Shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to Shareholders. As a Massachusetts business trust, the Fund will not be subject to any excise or income taxes in Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes.


  The Fund may be required to pay a 4% federal excise tax if it fails to distribute, by December 31 of each year, the sum of 98% of its ordinary income for such year and 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income was distributed to its Shareholders) and all distributions out of earnings and profits would be taxed to Shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to Shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

  Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to Shareholders. For example, with respect to certain securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

  Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

DISTRIBUTIONS


  Distributions of the Fund's net investment income are taxable to Shareholders as ordinary income, whether paid in cash or reinvested in additional Shares. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to Common Shareholders at the rates applicable to long-term capital gains regardless of the length of time Shares of the Fund have been held by such Shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's Common Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such Common Shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates Under the 1997 Tax Act" below. It is not expected that any portion of the distributions from the Fund will be eligible for the dividends received deduction for corporations. The Fund will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.



  The Internal Revenue Service (the "IRS") has taken the position in a revenue ruling that if a regulated investment company has two classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income based on the total distributions paid to each class for such year, including distributions of capital gain dividends. Consequently, if both Common Shares and Preferred Shares are outstanding, the Fund intends to designate distributions made to the classes as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Thus, capital gain dividends will be allocated between the Common Shareholders and the Preferred Shareholders in proportion to the total distributions made to each class during the taxable year, or otherwise as required by applicable law.


  Shareholders receiving distributions in the form of additional Common Shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the Common Shares received, determined as of the distribution date. The basis of such Common Shares will equal the fair market value of such shares on the distribution date.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Shareholders of record on a specified date in such a month and paid during January of the following year will be treated as having been distributed by the Fund and received by the Shareholders on the December 31 prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% federal excise tax) during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.


SALE OF SHARES



  Except as discussed below, selling Shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Common Shares and the amount received. If such Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates Under the 1997 Tax Act" below. It is possible, although the Fund believes it is unlikely, that, in connection with a tender offer, distributions to tendering shareholders may be subject to tax as ordinary income (rather than as gain or loss). The federal income tax consequences of repurchase of Common Shares pursuant to tender offers will be disclosed in the related offering documents. Any loss recognized upon a taxable disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.



CAPITAL GAINS RATES UNDER THE 1997 TAX ACT



  Under the Taxpayer Relief Act of 1997 (the "1997 Tax Act"), the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less, (ii) 28% for capital assets held for more than one year but not more than 18 months and
(iii) 20% for capital assets held for more than 18 months. Common Shareholders should consult their tax advisers regarding a certain election to mark-to-market Common Shares held on January 1, 2001. The 1997 Tax Act did not affect the maximum net capital gains tax rate for corporations, which remains at 35%. The new tax rates for capital gains under the 1997 Tax Act described above will apply to distributions of capital gain dividends by the Fund (if, as expected, the Fund designates capital gain dividends as 28% rate gain distributions or 20% rate gain distributions, in accordance with its holdings periods for the securities sold that generated such capital gain dividends) as well as to sales and exchanges of Shares in the Fund. With respect to capital losses recognized on dispositions of Shares held for six months or less where such losses are treated as long-term capital losses to the extent of prior capital gain dividends received on such Shares (see "Sale of Shares" above), it is unclear how such capital losses offset the capital gains referred to above. Shareholders should consult their own tax advisors as to the application of the new capital gains rates to their particular circumstances.



NON-U.S. SHAREHOLDERS



  A Common Shareholder who is not (i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source or
(iv) a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust (a "Non-U.S. Shareholder") generally will be subject to withholding of United States federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a United States trade or business carried on by such Common Shareholder. Accordingly, investment in the Fund is likely to be appropriate for a Non-U.S. Shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such United States withholding tax.



  Non-effectively connected capital gain dividends and gains realized from the sale of Common Shares will not be subject to United States federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) a Non-U.S. Shareholder that is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding on capital gain dividends and gross proceeds paid to them upon the sale of their Common Shares. See "Backup Withholding" below.



  If income from the Fund or gains realized from the sale of Common Shares is effectively connected with a Non-U.S. Shareholder's United States trade or business, then such amounts will be subject to United States federal income tax at the tax rates applicable to United States citizens or domestic corporations. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a United States trade or business.



  The United States Treasury Department recently issued Treasury regulations generally effective for payments made after December 31, 1999 concerning the withholding of tax and reporting for certain amounts paid to nonresident alien individuals and foreign corporations (the "Final Withholding Regulations"). Among other things, the Final Withholding Regulations may require Non-U.S. Shareholders to furnish new certification of their foreign status after December 31, 1999. Prospective investors should consult their tax advisors concerning the applicability and effect of the Final Withholding Regulations on an investment in Common Shares.



  The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Non-U.S. Shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their tax advisors with respect to the tax implications of purchasing, holding and disposing of Common Shares.

BACKUP WITHHOLDING



  The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate Shareholders. This tax may be withheld from dividends if (i) the Shareholder fails to furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the Shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the Shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.



  The Fund must report annually to the IRS and to each Non-U.S. Shareholder the amount of dividends paid to such Shareholder and the amount, if any, of tax withheld pursuant the backup withholding rules with respect to such dividends. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.



  Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Shareholder may be refunded or credited against such Shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.


GENERAL

  The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of Common Shares, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                              REPURCHASE OF SHARES

  Shares of closed-end management investment companies frequently trade at a discount to their net asset values but in some cases trade at a premium. In recognition of the possibility that the Fund's Common Shares might similarly trade at a discount, the Fund's Board of Trustees has determined that from time to time it may be in the interest of Common Shareholders for the Fund to take action to attempt to reduce or eliminate a market value discount from net asset value. The Board of Trustees, in consultation with the Adviser, will review on a quarterly basis the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the net asset value of the Common Shares, the liquidity of the assets of the Fund, whether such transactions would impair the Fund's status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions which may have a material effect on the Fund's ability to consummate such transactions. There are no assurances that the Board of Trustees will, in fact, decide to undertake either of these actions or if undertaken, that such actions will result in the Fund's Common Shares trading at a price which is equal to or approximates their net asset value. In addition, the Board of Trustees will not necessarily announce when it has given consideration to these matters. Common Shares will not be repurchased unless after such repurchase the Fund would continue to satisfy the 1940 Act asset coverage requirements with respect to the Preferred Shares or any borrowing and any asset coverage requirements which may be imposed by any rating service as a condition of its rating of the Preferred Shares or by any lender with respect to any borrowing.

  Even if a tender offer has been made, the Trustees' announced policy, which may be changed by the Trustees, is that the Fund cannot accept tenders if (1) in the reasonable judgment of the Trustees, there is not sufficient liquidity of the assets of the Fund; (2) such transactions, if consummated, would (a) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's taxable income to be taxed at the Fund level, as more fully described in "Taxation") or (b) result in a failure to comply with applicable asset coverage requirements; or (3) there is, in the Board of Trustees' reasonable judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of or limitation on prices for trading securities generally on any United States national securities exchange or in the over-the-counter market, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States or New York State, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect on the Fund or the holders of its Common Shares if Common Shares were repurchased. The Trustees may modify these conditions in light of experience.

  Any tender offer made by the Fund for its Common Shares will be at a price equal to the net asset value of the Common Shares determined at the close of business on the day the offer ends. During the pendency of any tender offer by the Fund, the Fund will calculate daily the net asset value of the Common Shares and will establish procedures which will be specified in the tender offer documents, to enable Common Shareholders to ascertain readily such net asset value. The relative illiquidity of some of the Fund's portfolio securities could adversely impact the Fund's ability to calculate net asset value in connection with determinations of pricing for tender offers, if any. Each offer will be made and Common Shareholders notified in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder.

  Tendered Common Shares that have been accepted and repurchased by the Fund will be held in treasury and may be retired by the Board of Trustees. Treasury Common Shares will be recorded and reported as an offset to Shareholders' equity and accordingly will reduce the Fund's total assets. If Treasury Common Shares are retired, Common Shares issued and outstanding and capital in excess of par value will be reduced accordingly.

  If the Fund must liquidate portfolio securities in order to repurchase Common Shares tendered, the Fund may realize gains and losses.

FUND STRUCTURE

  The Fund's fundamental investment policies and restrictions give the Fund the flexibility to pursue its investment objective through the future conversion to a fund structure commonly known as a "master-feeder" structure. If the Fund converts to a master-feeder structure, the existing shareholders of the Fund would continue to hold their shares of the Fund and the Fund would become a feeder-fund of the master-fund. The value of a shareholder's shares would be the same immediately after any conversion as the value immediately before such conversion. Use of this master-feeder structure potentially would result in increased assets invested among the collective investment vehicle of which the Fund would be a part, thus allowing operating expenses to be spread over a larger asset base, potentially achieving economies of scale. The Fund's Board of Trustees presently does not intend to effect any conversion of the Fund to a master-feeder structure. In addition, the Fund's Board of Trustees presently does not intend to effect any conversion in which (i) the master fund does not have substantially the same management team, investment objective, investment policies and investment restrictions as the Fund just prior to the conversion,
(ii) the value of the shareholder's investment in Fund would not be the same immediately after the conversion as it was immediately before such conversion or
(iii) an increase in the Fund's expense ratios is expected as a result of the conversion.

                        INDEPENDENT ACCOUNTANTS' REPORT

The Board of Trustees and Shareholder of
Van Kampen American Capital Senior Income Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Senior Income Trust (the "Fund") as of
                    , 1998. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Van Kampen American Capital
Senior Income Trust as of                     , 1998 in conformity with
generally accepted accounting principles.


Chicago, Illinois


May   , 1998

                          VAN KAMPEN AMERICAN CAPITAL
                              SENIOR INCOME TRUST

                      STATEMENT OF ASSETS AND LIABILITIES

                                           , 1998


ASSETS:
  Cash.................................................................................................  $        []
  Unamortized organization expense.....................................................................           []
                                                                                                         ----------
     Total assets......................................................................................  $        []
                                                                                                         ==========
LIABILITIES:
  Accrued organization expense.........................................................................  $        []
                                                                                                         ----------
     Total liabilities.................................................................................  $        []
                                                                                                         ==========
Net assets.............................................................................................  $        []
                                                                                                         ==========
Net assets consists of:
  Common Shares, $.01 par value, unlimited number of shares authorized, 10,000 shares issued and
     outstanding.......................................................................................  $        []
                                                                                                         ----------
     Total net assets..................................................................................  $        []
                                                                                                         ==========
  Net asset value per Common Share ($100,000 divided by 10,000 shares outstanding).....................  $        []
                                                                                                         ==========


---------------

(1) The Fund was organized as a Massachusetts business trust pursuant to a Declaration of Trust dated April 7, 1998 and has had no operations since that date other than relating to organization matters and the issuance of 10,000 shares of beneficial interest for $100,000 to Van Kampen American Capital Investment Advisory Corp., an affiliated company. The authorized capital of the Fund currently consists of an unlimited number of Common Shares of beneficial interest, $.01 par value per Common Share.



(2)  The Fund will incur approximately $       of expenses in connection with
     the organization of the Fund. These expenses normally are amortized over a period not to exceed five years beginning on the date of the Fund's initial public offering of its shares. On April 3, 1998, Statement of Position 98-5 was issued. This Statement of Position requires that unamortized organization costs on the Fund's statement of assets and liabilities be written off. This Statement of Position is effective for fiscal years beginning after December 15, 1998, therefore, the Fund is required to write off the deferred organization expenses on August 1, 1999.

                           PART C--OTHER INFORMATION

ITEM 24: FINANCIAL STATEMENTS AND EXHIBITS

     (A) FINANCIAL STATEMENTS:

        Included in Part A:

           None.

        Included in Part B:

           Independent Accountants' Report; Statement of Assets and Liabilities
           as of             , 1998; Notes to Statement of Asset and Liabilities

     (B) EXHIBITS


             (a)(i)  Declaration of Trust dated April 7, 1998(**)
                (b)  By-laws(**)
                (d)  Form of Specimen Certificate of Common Shares of Beneficial Interest of Registrant(+)
                (e)  Dividend Reinvestment Plan(*)
                (g)  Investment Advisory Agreement(*)
             (h(1))  Underwriting Agreement(+)
             (h(2))  Master Agreement Among Underwriters(+)
             (h(3))  Master Dealer Agreement(+)
             (j(1))  Custodian Agreement(+)
             (j(2))  Transfer Agency and Service Agreement(+)
             (k(1))  Administration Agreement(*)
             (k(2))  Amended and Restated Legal Services Agreement(+)
                (l)  Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP(+)
                (n)  Consent of KPMG Peat Marwick LLP(+)
                (p)  Letter of Investment Intent(*)
                (r)  Financial Data Schedule(+)
               (24)  Power of Attorney(*)


---------------

 *  Filed herewith.

**  Previously filed.


 +  To be filed by amendment.


ITEM 25: MARKETING ARRANGEMENTS


     See Exhibit Section 3 of h(1) to this Registration Statement.


ITEM 26: OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION


Securities and Exchange Commission fees.....................  $
New York Stock Exchange Listing fee.........................  $
National Association of Securities Dealers, Inc. fees.......  $
Printing and engraving expenses*............................  $
Legal fees*.................................................  $
Accounting expenses*........................................  $
Transfer agent and registrar fees*..........................  $
Blue Sky filing fees and expenses*..........................  $
Miscellaneous expenses*.....................................  $
                                                              ------
               Total........................................  $
                                                              ======
---------------
 * Estimates.

ITEM 27: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Not applicable

ITEM 28: NUMBER OF HOLDERS OF SECURITIES


     At May 11, 1998


                  TITLE OF CLASS                     NUMBER OF RECORD HOLDERS
                  --------------                     ------------------------
Common Shares of Beneficial Interest, par value
  $.01 per share...................................                1

ITEM 29: INDEMNIFICATION


     Please see Article 5.3 of the Registrant's Declaration of Trust (Exhibit
(a)(i)) for indemnification of officers and trustees. Registrant's trustees and officers are also covered by a Joint Directors and Officers/Errors and Omissions Insurance Policy. Section 5 of the proposed Investment Advisory Agreement between the Fund and the Adviser provides that in the absence of willful misfeasance, bad faith or gross negligence in connection with the obligations or duties under the Investment Advisory Agreement or on the part of the Adviser, the Adviser shall not be liable to the Fund or to any Common Shareholder of the Fund for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security. The Underwriting Agreement provides that the Registrant shall indemnify the Underwriters (as defined therein) and certain persons related thereto for any loss or liability arising from any alleged misstatement of a material fact (or alleged omission to state a material fact) contained in, among other things, the Registration Statement or Prospectus except to the extent the misstated fact or omission was made in reliance upon information provided by or on behalf of the Underwriters. (See Section 9 of the Underwriting Agreement.)



     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant and the Adviser and any underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person or the Registrant and the Underwriters in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person or the Distributor in connection with the Common Shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 30: BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-18161) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 31: LOCATION OF ACCOUNTS AND RECORDS


     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, at State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts or at Boston Equiserve L.P., Blue Hills Office Park, 150 Royall Street, Canton, Massachusetts 02021; and (ii) by the Adviser, will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.


ITEM 32: MANAGEMENT SERVICES

     Not applicable

ITEM 33: UNDERTAKINGS


     1. Registrant undertakes to suspend offering of its Common Shares until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or
(b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.


     2. Not applicable

     3. Not applicable


     4. Not applicable


     5. If applicable:

          (a) For purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933, shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its Statement of Additional Information.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THERETO DULY AUTHORIZED IN THE CITY OF OAKBROOK TERRACE, AND THE STATE OF ILLINOIS, ON THE 11TH DAY OF MAY, 1998.


                                          VAN KAMPEN AMERICAN CAPITAL
                                          SENIOR INCOME TRUST

                                          By:    /s/ DENNIS J. MCDONNELL

                                            ------------------------------------
                                                    Dennis J. McDonnell
                                                         President


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED ON MAY 11, 1998 BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED:



                     SIGNATURES                                              TITLE
                     ----------                                              -----

               /s/ DENNIS J. MCDONNELL                   Chairman, President and Trustee
-----------------------------------------------------
                 Dennis J. McDonnell

              /s/  EDWARD C. WOOD, III*                  Vice President and Chief Financial Officer
-----------------------------------------------------    (Accounting Officer)
                 Edward C. Wood, III

               /s/ THEODORE A. MYERS*                    Trustee
-----------------------------------------------------
                  Theodore A. Myers

                  /s/ ROD DAMMEYER*                      Trustee
-----------------------------------------------------
                    Rod Dammeyer

                                                         Trustee
-----------------------------------------------------
                    David C. Arch

                 /s/ STEVEN MULLER*                      Trustee
-----------------------------------------------------
                    Steven Muller

                 /s/ HOWARD J KERR*                      Trustee
-----------------------------------------------------
                    Howard J Kerr

                                                         Trustee
-----------------------------------------------------
                    Don G. Powell

                                                         Trustee
-----------------------------------------------------
                Hugo F. Sonnenschein

                /s/ WAYNE W. WHALEN*                     Trustee
-----------------------------------------------------
                   Wayne W. Whalen

* Signed by Ronald A. Nyberg pursuant to a Power of Attorney.

                /s/ RONALD A. NYBERG
-----------------------------------------------------
                  Ronald A. Nyberg
                  Attorney-in-Fact



                                                                    May 11, 1998

                       EXHIBIT INDEX TO FORM N-2 EXHIBITS
              SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION

                                ON MAY 13, 1998



     EXHIBITS



                (e)  Dividend Reinvestment Plan
                (g)  Investment Advisory Agreement
             (k(1))  Administration Agreement
                (p)  Letter of Investment Intent
               (24)  Power of Attorney